UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISTEON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	THURSDAY, JUNE 9, 2016
TIME:	11:00 AM EASTERN DAYLIGHT TIME
LOCATION:	GRACE LAKE LODGE
40300 TYLER ROAD
VAN BUREN TOWNSHIP, MICHIGAN

To Visteon Stockholders,

We invite you to attend our 2016 Annual Meeting of Stockholders at the Grace Lake Lodge. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	Elect eight directors to the Board of Directors. The Board has nominated for election Jeffrey D. Jones, Sachin S. Lawande, Joanne M. Maguire, Robert J. Manzo, Francis M. Scricco, David L. Treadwell, Harry J. Wilson, and Rouzbeh Yassini-Fard, all current directors.

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

3.	Provide advisory approval of the Company’s executive compensation.

4.	Approve amendment of the Company’s bylaws to implement proxy access.

You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to vote by proxy, so that your shares will be represented and voted at the meeting in accordance with your instructions. Instructions on how to vote by proxy are contained in the proxy statement and in the Notice of Internet Availability of Proxy Materials. Only stockholders of record at the close of business on April 15, 2016 will be entitled to vote at the meeting or any adjournment thereof.

If you wish to attend the meeting in person, you will need to RSVP and print your admission ticket at www.proxyvote.com. An admission ticket together with photo identification must be presented in order to be admitted to the meeting. Please refer to page 1 of the proxy statement for further details.

By order of the Board of Directors

Heidi A. Sepanik

Secretary

The accompanying proxy statement is dated April 28, 2016 and, together with the enclosed form of proxy card and Notice of Internet Availability of Proxy Material, is first being mailed to stockholders of Visteon on or about April 28, 2016.

VISTEON CORPORATION

One Village Center Drive

Van Buren Township, Michigan 48111

PROXY STATEMENT

April 28, 2016

INTRODUCTION

The Board of Directors of Visteon Corporation (“Visteon,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to encourage your participation in the voting at the Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy. As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Thursday, June 9, 2016, at the Grace Lake Lodge in Van Buren Township, Michigan. Directions to the meeting location can be found in Appendix C.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2016

Our Notice of Annual Meeting and Proxy Statement, Annual Report to Stockholders, electronic proxy card and other Annual Meeting materials are available on the Internet at www.proxyvote.com, together with any amendments to any of these materials that are required to be furnished to stockholders. The Notice of Internet Availability of Proxy Materials contains important information, including instructions on how to access and review the proxy materials online and how to vote your shares over the Internet or by telephone. If you receive a Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

MEETING ADMISSION

To attend the meeting, you will need to bring an admission ticket and photo identification. You will need to print an admission ticket in advance by visiting www.proxyvote.com and following the instructions there. You will need the 12-digit control number to access www.proxyvote.com. You can find you control number on:

Your proxy card included with this proxy statement if it was mailed to you; or

Your voting instruction card if you hold your shares in street name through a broker or other nominee.

If you are not a record date stockholder, you may be admitted to the meeting only if you have a valid legal proxy from a record date stockholder who has obtained an admission ticket. You must present that proxy and admission ticket, as well as valid photo identification, at the entrance to the meeting.

For questions about admission to the Annual Meeting, please contact our Investor Relations department at (734) 710-5793.

VOTING

How to Vote Your Shares

If you are a registered stockholder, you can vote at the meeting any shares that were registered in your name as the stockholder of record as of the record date. If your shares are held in “street name” through a broker, bank or other nominee, you are not a holder of record of those shares and cannot vote them at the Annual Meeting unless you have a legal proxy from the holder of record. If you plan to attend and vote your street name shares at the Annual Meeting, you should request a legal proxy from your broker, bank or holder of record and bring it with you to the meeting.

Whether or not you plan to attend the meeting, we strongly encourage you to vote by proxy prior to the meeting. You may vote your shares prior to the meeting by following the instructions provided in the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

If you are a registered stockholder, there are three ways to vote your shares before the meeting:

By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on June 8, 2016. Have your Notice of Internet Availability of Proxy Materials or proxy card with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

By telephone (1-800-690-6903): Use any touch-tone telephone to submit your vote until 11:59 p.m. EDT on June 8, 2016. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and then follow the instructions you receive from the telephone voting site.

By mail: If you requested a paper copy of the proxy materials, mark, sign and date the proxy card enclosed with those materials and return it in the postage-paid envelope we have provided. To be valid, proxy cards must be received before the start of the Annual Meeting. Proxy cards should be returned to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your shares are held in street name, your broker, bank or other holder of record may provide you with a voting instruction card. Follow the instructions on the card to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

You should provide voting instructions for all proposals appearing on the proxy/voting instruction card. The persons named as proxies on the proxy card will vote your shares according to your instructions. However, if you do not provide voting instructions with your proxy, then the designated proxies will vote your shares for the election of the nominated directors, for the ratification of the Company’s independent registered public accounting firm, for the approval of the Company’s executive compensation, and for approval of the Company’s proxy access proposal. If any nominee for election to the Board is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment.

How to Revoke Your Proxy

If you are a registered stockholder, you can revoke your proxy and change your vote at any time prior to the Annual Meeting by:

Notifying our Corporate Secretary in writing at One Village Center Drive, Van Buren Township, Michigan 48111 (the notification must be received by the close of business on June 8, 2016);

Voting again by Internet or telephone prior to 11:59 p.m. EDT on June 8, 2016 (only the latest vote you submit will be counted); or

Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Annual Meeting).

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the meeting.

If you are eligible to vote at the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the Annual Meeting by submitting a written ballot before the polls close.

Stockholders Entitled to Vote and Ownership

You are entitled to one vote at the Annual Meeting for each share of the Company’s common stock that you owned of record at the close of business on April 15, 2016. As of April 1, 2016, the Company had issued and outstanding 35,009,529 shares of common stock. Information regarding the holdings of the Company’s stock by directors, executive officers and certain other beneficial owners can be found beginning on page 13.

A list of the stockholders of record entitled to vote at the Annual Meeting will be available for review by any stockholder, for any purpose related to the meeting, between 9:00 a.m. and 5:00 p.m. at the principal offices of the Company, located at One Village Center Drive, Van Buren Township, Michigan 48111, for ten days before the meeting.

Required Vote to Approve the Proposals

The Company’s Bylaws require that a majority of the Company’s common stock be represented at the Annual Meeting, whether in person or by proxy, for the quorum that is needed to transact any business.

Election of Directors. To be elected, directors must receive a majority of the votes cast (the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that nominee), except in the event of a contested election. A properly executed proxy marked “Abstain” with respect to such matter will not be counted as votes “For” or “Against” a director, although it will be counted for purposes of determining whether there is a quorum. In the event of a contested election (where the number of nominees exceeds the number of vacancies), the affirmative vote of a plurality of the votes cast at the meeting would be required for the election of directors. A properly executed proxy marked to withhold authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Proposals.  For each proposal other than the election of directors, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in street name through a broker or other nominee and you do not give voting instructions at least ten days before the meeting to your broker or other nominee, then your broker or other nominee may exercise voting discretion only with respect to matters considered to be “routine” by the New York Stock Exchange, such as the ratification of the appointment of the independent registered public accounting firm. On non-routine matters, such as the election of directors and the other proposals, the brokers or other nominees cannot vote your shares absent voting instructions from the beneficial holder, resulting in so-called “broker non-votes.” Broker non-votes are not deemed to be votes cast, and as a result have no effect on the outcome of any matters presented, but will be counted in determining whether there is a quorum.

Where to Find Voting Results

The Company will publish the voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the voting results are known. You will also find the results in the investor information section of the Company’s website (www.visteon.com/investors).

Cost of Solicitation

The Company will pay for soliciting these proxies. The Company’s directors, officers and employees may solicit proxies in person or by telephone, mail, email, telecopy or letter. The Company has also retained Georgeson Inc. to assist it in distributing proxy solicitation materials and soliciting proxies at a cost of approximately $8,000 plus reasonable out-of-pocket expenses. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners.

ITEM 1. ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting will be electing eight directors to hold office until the Annual Meeting of Stockholders to be held in 2017. We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The Company’s Bylaws provide that in any uncontested election (an election in which the number of nominees for director is not greater than the number to be elected), each director shall be elected if the number of votes cast “for” the nominee’s election exceed the number of votes cast “against” that nominee’s election. The Bylaws also provide that any nominee who does not receive more votes cast “for” the nominee’s election than the number of votes cast “against” that nominee in an uncontested election is expected to promptly tender his or her resignation to the Chairman of the Board, which resignation shall be promptly considered through a process managed by the Corporate Governance and Nominating Committee, to determine if a compelling reason exists for concluding that it is in the best interests of the Company for such incumbent to remain a director based on certain factors. The Corporate Governance and Nominating Committee shall provide its recommendation to the Board with respect to any tendered resignation within 14 days of the certification of the election voting results and such recommendation shall be acted on by the Board within 30 days of the certification of the voting results. If a resignation offer is not accepted by the Board, it will publicly disclose its decision, including a summary of reasons for not accepting the offer of resignation. In a contested election (an election in which the number of nominees for director is greater than the number to be elected), the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Director Nomination Process

The Corporate Governance and Nominating Committee assesses all director candidates, whether submitted by management, a stockholder or otherwise, and recommends nominees for election to the Board. In April 2016, the Corporate Governance and Nominating Committee determined that all incumbent directors wishing to stand for election this year should be re-nominated to stand for election at this Annual Meeting. Messrs. Cocroft and Yuen will reach the age of 72 prior to the annual meeting date. Therefore, they will not be standing for election pursuant to the Company’s mandatory retirement age for directors. The key considerations for Board candidates in this process included: specific skills and intellectual capital aligned with the Company’s future strategic and operating challenges, strong commitment to increasing shareholder value, core business competencies, including a record of success, financial literacy, a high degree of ethics and integrity, interpersonal skills, enthusiasm, independence and prior board experience. The Board considers diversity to be an important factor in the selection and nomination of director candidates. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the nomination process. This process resulted in selecting a Board that would have a diversity of international perspectives and experiences in light of the Company’s global business. The current nominees range in age from forty-four to sixty-six, one is female, and one resides outside of the United States.

The Board concurred with the recommendations of the Corporate Governance and Nominating Committee. The specific experiences, qualifications and skills that were considered in their initial selection, and considered by the Board in their nomination, are included after each of the individual biographies below. Messrs. Jones, Maguire, Manzo, Scricco, Treadwell, Wilson and Yassini-Fard are current directors and nominees who have been elected by stockholders at the last annual meeting of stockholders, and Mr. Lawande is a current director and nominee who was appointed after the last annual meeting of stockholders.

The Board of Directors Recommends that You Vote FOR the Election of Jeffrey D. Jones, Sachin S. Lawande, Joanne M. Maguire, Robert J. Manzo, Francis M. Scricco, David L. Treadwell, Harry J. Wilson, and Rouzbeh Yassini-Fard as Directors.

Nominees for Directors

Jeffrey D. Jones is 63 years old and he has been a director of Visteon since October 1, 2010. Mr. Jones is an attorney with Kim & Chang, a South Korea-based law firm, a position he has held since 1980. Mr. Jones serves as Chairman of the Board of Partners for Future Foundation and Ronald McDonald House Charities of Korea, both Korean non-profit foundations.

Mr. Jones has over thirty years of international legal experience, with particular focus on Asia. He has served on the board of multinational companies and has been active in civic and charitable activities. He has served as chairman of the American Chamber of Commerce in Korea, as an advisor to several organizations and government agencies in Korea, and as a recognized member of the Korean Regulatory Reform Commission.

Sachin S. Lawande is 48 years old and he has been Visteon’s Chief Executive Officer, President and a director of the Company since June 29, 2015. Before joining Visteon, Mr. Lawande served as Executive Vice President and President, Infotainment Division of Harman International Industries, Inc., an automotive supplier, from July 2013 to June 2015. From July 2011 to June 2013, he served as Executive Vice President and President of Harman’s Lifestyle Division, and from July 2010 to June 2011 as Executive Vice President and Co-President, Automotive Division. Prior to that he served as Harman’s Executive Vice President and Chief Technology Officer since February 2009. Mr. Lawande joined Harman International in 2006, following senior roles at QNX Software Systems and 3Com Corporation. He also serves on the board of directors of Computer Sciences Corporation.

Mr. Lawande has extensive experience in the automotive industry, including leadership roles with a global automotive components supplier. He also has deep experience with the technology sector.

Joanne M. Maguire is 62 years old and has been a Director of Visteon since January 6, 2015. Ms. Maguire served as Executive Vice President of Lockheed Martin Space Systems Company, a provider of advanced-technology systems for national security, civil and commercial customers, from July 2006 until she retired in May 2013. Ms. Maguire joined Lockheed Martin in 2003. Ms. Maguire also serves on the board of directors of CommScope Holdings Company, Inc. as well as Charles Stark Draper Laboratory, Inc, a non-profit research and development organization. During the past five years, she also served on the board of Freescale Semiconductor, Inc.

Ms. Maguire has extensive experience in the technology sector, including senior leadership positions with a publicly traded company, including responsibility for operations and profitability.

Robert J. Manzo is 58 years old and he has been a director of Visteon since June 14, 2012. Mr. Manzo is the founder and managing member of RJM I, LLC, a provider of consulting services to troubled companies, a position he has held since 2005. From 2000 to 2005, Mr. Manzo was the senior managing director of FTI Consulting, Inc., a global business advisory firm. Mr. Manzo is a graduate of Rider University and is a certified public accountant.

Mr. Manzo has extensive experience advising distressed companies in the automotive and other industries, and possesses financial and accounting expertise.

Francis M. Scricco is 66 years old. He was appointed Visteon’s non-Executive Chairman of the Board on September 30, 2012, and has been a director of Visteon since August 10, 2012. Mr. Scricco is the former Senior Vice President, Manufacturing, Logistics and Procurement of Avaya, Inc., a global business communications provider, a position he held from February 2007 to October 2008. Prior to that he was Avaya’s Senior Vice President, Global Services since March 2004. Mr. Scricco also served as the interim Chief Operating Officer of Oasys, Inc. from August 2011 to December 2011 and again from May 2012 to September 2012. Mr. Scricco currently also serves on the boards of Masonite, Inc. and Tembec, Inc., both public companies as well as Wastequip, LLC, a privately held company.

Mr. Scricco has extensive global business leadership experience, including public company board service. Mr. Scricco has spent more than twenty-five years are a senior P&L manager in six different industries. His P&L experience ranges from CEO of a venture capital technology start-up to CEO of a $13 billion publicly traded Fortune 200 company.

David L. Treadwell is 61 years old and he has been a director of Visteon since August 10, 2012. Mr. Treadwell currently serves on the boards of Flagstar Bank and FairPoint Communications, both which are publicly traded on U.S. stock exchanges. Mr. Treadwell also serves, since January 2011, as Chairman of C & D Technologies, a producer and marketer of electrical power storage and conversion products; since March 2012, as Chairman of Revere Industries, a manufacturer of various plastic and metal components for industrial use; since January 2013, as Chairman of Grow Michigan, LLC, a $30 million mezzanine debt fund targeted to promoting economic growth in Michigan’s small business community; and since July 2013, as Chairman of AGY, LLC, a leading producer of high tech glass fiber for a variety of global applications. Mr. Treadwell served as President and CEO of EP Management Corporation, formerly known as EaglePicher Corporation, from August 2006 to September 2011. Mr. Treadwell was EaglePicher’s chief operating officer from June 2005 to July 2006. Prior to that, he served as Oxford Automotive’s CEO from 2004 to 2005.

Mr. Treadwell has extensive experience advising and leading distressed companies in the automotive and other industries.

Harry J. Wilson is 44 years old and he has been a Director of Visteon since July 28, 2011. He is the Chief Executive Officer of MAEVA Group, LLC, a turnaround and restructuring boutique which he founded in January 2011. Prior to that, he served as a Senior Advisor on the President’s Automotive Task Force from March 2009 to August 2009, and he was a Partner at Silver Point Capital, a credit oriented investment fund, where he joined as a Senior Analyst in May 2003 and served until August 2008. Mr. Wilson was the Republican nominee for the office of New York State Comptroller in 2010. During the past five years he has served on the boards of Yahoo! Inc. and YRC Worldwide, Inc., and currently also serves on the board of Sotheby’s.

Mr. Wilson has extensive financial and transactional expertise and significant automotive industry experience.

Rouzbeh Yassini-Fard is 57 years old and he has been a Director of Visteon since January 5, 2015. He is founder and CEO of YAS Capital Partners, a boutique firm specializing in advancement of broadband Internet technology and services founded in 1997, and an Executive Director of the University of New Hampshire Broadband Center of Excellence. Dr. Yassini-Fard is known as the “father of the cable modem” for his pioneering work in broadband technology and creation of global standards for broadband. He has previously served on the boards of LANcity, Broadband Access Systems, TrueChat and Entropic Communications.

Dr. Yassini-Fard has extensive executive business experience with specific focus in the technology sector furthering the advancement of broadband Internet technology and services for ubiquitous connectivity worldwide.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to define the role of the Board, its structure and composition, as well as set forth principles regarding director commitment expectations and compensation. The guidelines also limit the number of other boards a director may serve on and the maximum age of directors.

Board Leadership Structure

After considering evolving governance practices and its current profile, since September 2012, the Board has separated the positions of Chairman and Chief Executive Officer by appointing a non-executive Chairman. The non-executive Chairman serves in a lead capacity to coordinate the activities of the other outside Directors and to perform the duties and responsibilities as the Board of Directors may determine from time to time. Currently, these responsibilities include:

•	To preside at all meetings of shareholders;

•	To convene and preside at all meetings of the Board, including executive sessions of the independent Directors;

•	Develop, with the assistance of the Chief Executive Officer (the “CEO”), the agenda for all Board meetings;

•

Collaborate with the CEO, committee Chairs, and other Directors to establish meeting schedules, agendas, and materials in order to ensure that all Directors can perform their duties responsibly and that there is sufficient time for discussion of all agenda items;

•	Advise the CEO on the quantity, quality, and timeliness of information delivered by management to the Board and provide input so that Directors can effectively and responsibly perform their duties;

•	Counsel the CEO on issues of interest or concern to Directors and encourage all Directors to engage the CEO with their interests and concerns;

•

Serve as a liaison on Board-related issues between Directors and the CEO and management although Directors maintain the right to communicate directly with the CEO or any member of management on any matter;

•

Assist the Board and the Company’s officers in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines. Work in conjunction with the Corporate Governance and Nominating Committee to recommend revisions, as appropriate, to the Corporate Governance Guidelines;

•	Make recommendations to the Board concerning the retention of counsel and consultants who report directly to the Board on board matters (as opposed to committee counsel or consultants);

•

Work with the Chair of each committee during the annual review of committee charters and work with the Chair of the Corporate Governance and Nominating Committee with respect to committee assignments and the recruitment and selection of new Board members;

•

Represent the Board in shareholder engagement meetings and similar activities with other stakeholders, serve as a focal point for shareholder communications addressed to Directors, and advise the CEO of the timing and substance of such communications; in each case as approved by the Board;

•	Convene special meetings of the Company’s shareholders consistent with the terms of the Company’s Bylaws from time to time in effect; and

•	Help set the tone for the highest standards of ethics and integrity.

The Board believes that a non-executive Chairman can help provide effective, independent Board leadership.

Board Risk Oversight

The Board believes that its primary responsibility is to oversee the business and affairs of the Company for the protection and enhancement of shareholder value, which includes assessing major risks facing the Company and options for mitigating these risks. The committees help the Board carry out this responsibility by focusing on specific key areas of risk inherent in our business.

•

The Audit Committee oversees risks associated with financial and accounting matters, including compliance with legal and regulatory requirements, and the Company’s financial reporting and internal control systems.

•	The Corporate Governance and Nominating Committee oversees risks associated with corporate governance, including Board structure and director succession planning.

•

The Organization and Compensation Committee helps ensure that the Company’s compensation policies and practices support the retention and development of executive talent with the experience required to manage risks inherent to the business and do not encourage or reward excessive risk-taking by our executives.

•	The Finance and Corporate Strategy Committee oversees risks associated with financial instruments, financial policies and strategies, and capital structure.

The Board receives regular updates from the committees about their activities in this regard. The Company’s enterprise risk management approach utilizes a risk committee comprised of management level employees to monitor, manage and communicate significant risks related to global financial, operating, strategic, and compliance matters. The risk committee meets on a regular basis, and is chaired by the Company’s General Counsel, who makes periodic reports to the Chief Executive Officer and the Board of Directors or its committees.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board, and each member of the Audit, Organization and Compensation, Corporate Governance and Nominating, and Finance and Corporate Strategy Committees, must meet the independence criteria of applicable law and stock exchange listing standards. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. To assist it in determining director independence, the

Board of Directors has adopted the Visteon Director Independence Guidelines. The Visteon Director Independence Guidelines contain categorical standards of independence which conform to, or are more exacting than applicable law and stock exchange listing standards. In addition to applying its guidelines, the Board will consider all relevant facts and circumstances that it is aware of in making an independence determination.

The Board undertook its annual review of director independence in April 2016, and, based on the listing standards of the New York Stock Exchange and the Visteon Director Independence Guidelines, the Board has affirmatively determined that all of the non-employee directors, namely Ms. Maguire and Messrs. Jones, Manzo, Scricco, Treadwell, Wilson, and Yassini-Fard, are independent. None of these non-employee directors currently has any relationship with the Company (other than as a director or stockholder). Mr. Lawande is not independent due to his employment as a senior executive of the Company.

Meetings and Executive Sessions

During 2015, the Board of Directors held twenty-two (22) regularly scheduled and special meetings and took action by written consent four (4) times in lieu of a meeting. Under the Company’s Corporate Governance Guidelines, directors are expected to attend all scheduled Board and committee meetings as well as the Company’s Annual Meeting of Stockholders. No director attended less than 75% of the aggregate number of meetings of the Board and Board committees on which he or she served during 2015. All current directors who were also on the Board at the time of such meeting attended the last Annual Meeting of stockholders in 2015.

Pursuant to the Corporate Governance Guidelines, the non-employee directors meet without management at the end of every regularly scheduled Board meeting. The presiding director at these meetings is the non-executive Chairman or the Lead Independent Director, or if there be none, the most tenured independent director in attendance.

Board Committees

The Board has established four standing committees. The principal functions of each committee are briefly described on the following pages. The Board may also establish special committees under the direction of the Board when necessary to address specific issues.

Audit Committee

The Board has a standing Audit Committee, currently consisting of Duncan H. Cocroft (Chair), Robert J. Manzo and David L. Treadwell, all of whom are considered independent under the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. The Board has determined that each of the current members of the Audit Committee has “accounting and related financial management expertise” within the meaning of the listing standards of the New York Stock Exchange, and are qualified as an “audit committee financial expert” within the meaning of the rules and regulations of the Securities and Exchange Commission. During 2015, the Audit Committee held nine (9) regularly scheduled and special meetings. The duties of the Audit Committee are generally:

•	to select and evaluate the independent registered public accounting firm;

•	to approve all audit and non-audit engagement fees and terms;

•	to review the activities and the reports of the Company’s independent registered public accounting firm;

•	to review internal controls, accounting practices, financial structure and financial reporting, including the results of the annual audit and review of interim financial statements;

•	to review and monitor compliance procedures; and

•	to report the results of its review to the Board.

The charter of the Audit Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors. The Audit Committee Report can be found beginning on page 42.

Organization and Compensation Committee

The Board also has a standing Organization and Compensation Committee, consisting of David L. Treadwell (Chair), Duncan H. Cocroft, Jeffrey D. Jones and Harry J. Wilson, all of whom are considered independent under the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. During 2015, the Organization and Compensation Committee held eight (8) regularly scheduled and special meetings. The Organization and Compensation Committee oversees the Company’s programs for compensating executive officers and other key management employees, including the administration of the Company’s stock-based compensation plans, and approves the salaries, bonuses and other awards to executive officers. Other duties of the Organization and Compensation Committee are generally:

•

to review and approve corporate goals and objectives relative to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance and set the Chief Executive Officer’s compensation level based on this evaluation;

•	to review and approve executive compensation and incentive plans;

•	to approve the payment of cash performance bonuses and the granting of stock-based awards to the Company’s employees, including officers; and

•	to review and recommend management development and succession planning.

The charter of the Organization and Compensation Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

The Chief Executive Officer of the Company, with the consultation of the Vice President, Human Resources, provides recommendations to the committee on the amount and forms of executive compensation, and assists in the preparation of Committee meeting agendas. Pursuant to the Company’s 2010 Incentive Plan as amended, the Committee may delegate its power and duties under such plan to a committee consisting of two or more officers of the Company except in respect of individuals subject to the reporting or liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended. The Committee has authorized the Vice President, Human Resources, together with the concurrence of either of the Chief Financial Officer or the General Counsel, to approve awards of up to 30,000 stock options and/or stock appreciation rights (subject to an annual limit of 300,000 stock options and/or stock appreciation rights) and up to 15,000 shares of restricted stock and/or restricted stock units (subject to an annual limit of 150,000 shares of restricted stock and/or restricted stock units) to individuals the Company desires to hire or retain, except any individual who is or upon commencing employment will be subject to the liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

The Committee has the authority to retain, approve the fees and other terms of, and terminate any compensation consultant, outside counsel or other advisors to assist the committee in fulfilling its duties. During 2015, the Committee retained the firm of Frederic W. Cook & Co., Inc., an executive compensation consulting firm, to advise the Committee on competitive market practices and trends as well as on specific executive and director compensation matters as requested by the Committee or the Board. The Company maintains no other significant direct or indirect business relationships with this firm, and no conflict of interest with respect to such firm was identified. In addition, the Company utilizes Willis Towers Watson and Pay Governance to provide broad-based benchmarking data for executive pay.

Corporate Governance and Nominating Committee

The Board also has a standing Corporate Governance and Nominating Committee, consisting of Robert J. Manzo (Chair), Joanne M. Maguire, Rouzbeh Yassini-Fard and Kam Ho George Yuen, all of whom are considered independent under the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. During 2015, the Corporate Governance and Nominating Committee held five (5) regularly scheduled and special meetings. The duties of the Corporate Governance and Nominating Committee are generally:

•	to develop corporate governance principles and monitor compliance therewith;

•	to review the performance of the Board as a whole;

•	to review and recommend to the Board compensation for outside directors;

•	to develop criteria for Board membership;

•	to identify, review and recommend director candidates; and

•	to review and monitor certain environmental, safety and health matters.

The charter of the Corporate Governance and Nominating Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

The Corporate Governance and Nominating Committee has the authority to retain consultants to assist the Committee in fulfilling its duties with director recruitment and compensation matters. During 2015, the Corporate Governance and Nominating Committee retained the firm of Frederic W. Cook & Co., Inc., to advise the Committee on competitive market practices and trends for outside director compensation.

Finance and Corporate Strategy Committee

The Board has a standing Finance and Corporate Strategy Committee, consisting of Harry J. Wilson (Chair), Jeffrey D. Jones, and Kam Ho George Yuen, all of whom are considered independent under the Visteon Director Independence Guidelines. During 2015, the Finance and Corporate Strategy Committee held four (4) regularly scheduled and special meetings. The duties of the Finance and Corporate Strategy Committee generally are:

•	to review and make recommendations to the Board regarding the Company’s cash flow, capital expenditures and financing requirements;

•	to review the Company’s policies with respect to financial risk assessment and management including investment strategies and guidelines;

•	to review and make recommendations on mergers, acquisitions and other major financial transactions requiring Board approval;

•	to consider and recommend to the Board stock sales, repurchases or splits, as appropriate, and any changes in dividend policy; and

•	to evaluate bona fide proposals in respect of major acquisitions, dispositions, mergers and other transactions for recommendation to the Board.

The charter of the Finance and Corporate Strategy Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

Code of Ethics

The Company has adopted a code of ethics, as such phrase is defined in Item 406 of Regulation S-K that applies to all directors, officers and employees of the Company and its subsidiaries, including the Chief Executive Officer, the Executive Vice President and Chief Financial Officer and the Senior Vice President and Chief Accounting Officer. The code, entitled “Ethics and Integrity Policy,” is available on the Company’s website at www.visteon.com.

Communications with the Board of Directors

Stockholders and other persons interested in communicating directly with the Chairman of the Board, a committee chairperson or with the non-management directors as a group may do so as described on the Company’s website (www.visteon.com/investors), or by writing to the chairperson or non-management directors of Visteon Corporation c/o of the Corporate Secretary, One Village Center Drive, Van Buren Township, Michigan 48111.

The Corporate Governance and Nominating Committee also welcomes stockholder recommendations of director candidates. Stockholders may suggest candidates for the consideration of the committee by submitting their suggestions in writing to the Company’s Secretary, including the agreement of the nominee to serve as a director. In addition, the Company’s Bylaws contain a procedure for the direct nomination of director candidates by stockholders (see page 47), and any such nomination will also be automatically submitted to the Corporate Governance and Nominating Committee for consideration.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2015. Directors who are employees of the Company receive no additional compensation for serving on the board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Duncan H. Cocroft	120,000	105,000	—	225,000
Jeffrey D. Jones	95,000	105,000	—	200,000
Joanne M. Maguire	95,000	105,000	—	200,000
Robert J. Manzo	115,000	105,000	—	220,000
Francis M. Scricco	95,000	255,000	—	350,000
David L. Treadwell	115,000	105,000	—	220,000
Harry J. Wilson	105,000	105,000	—	210,000
Rouzbeh Yassini-Fard	95,000	105,000	—	200,000
Kam Ho George Yuen	95,000	105,000	—	200,000

(1)	As of December 31, 2015, and pursuant to the Visteon Corporation Non-Employee Director Stock Unit Plan (described further below), Ms. Maguire and Messrs. Cocroft, Jones, Manzo, Scricco, Treadwell Wilson, Yassini and Yuen each owned 968 stock units. Mr. Scricco also owned 1,383 stock units granted pursuant to the 2010 Incentive Plan.

All non-employee directors currently receive an annual cash retainer of $95,000. Committee chairs, except for the Chair of the Audit Committee, and Audit Committee members receive an additional annual committee retainer of $10,000. The Chair of the Audit Committee and the Lead Independent Director, if any, received an additional annual retainer of $15,000. All retainers are paid in quarterly installments. In addition, the Company reimburses its directors for expenses, including travel and entertainment, they incur in connection with attending board and committee meetings as well as other company-requested activities.

The Company’s Non-Employee Director Stock Unit Plan provides for an annual grant to each non-employee director of stock units valued at $105,000 on the day following the Company’s annual meeting. Amounts are allocated to the unit accounts based on the average of the high and low price of the Company’s common stock on the date of award, and the value of this account is directly related to the performance of the Company’s common stock. Amounts attributed to a director’s unit account under the Non-Employee Director Stock Unit Plan will not be distributed until after termination of his or her board service, either in a lump sum or in ten annual installments on the later of January 15th of the year following or six months after the date of termination of service or upon a change in control. In 2015, the non-Executive Chairman of the Board received a restricted stock until award valued at $150,000 under the 2010 Incentive Plan with terms similar to awards under the Non-Employee Director Stock Unit Plan.

Upon the change in control triggered by the sale of the Company’s ownership of Halla Visteon Climate Control Corporation (“HVCC Sale”) in 2015, all non-employee directors received a lump sum payout of the outstanding amounts held under the Visteon Corporation Non-Employee Director Stock Unit Plan. In addition, the vesting of the annual restricted stock units awarded to the non-executive Chairman of the Board under the 2010 Incentive Plan accelerated upon the change in control. These amounts were paid automatically under the terms of the plans without any election by the participants. The total aggregate amount paid to the non-employee directors under these plans in connection with the HVCC sale was approximately $5.5 million.

Non-employee directors may elect to defer up to 100% of their total retainer and any cash payments under the Deferred Compensation Plan for Non-Employee Directors, a nonqualified benefit plan, into a unit account. The amounts deferred into the unit account are allocated based on the average of the high and low price of the Company’s common stock on the date of the deferral, and the value of this account is directly related to the performance of the Company’s common stock. All amounts deferred are distributed following termination of board service in a lump sum or in ten annual installments on the later of January 15th of the year following or six months after the date of termination of service or upon a change in control. As noted above, stock units held under the Non-Employee Director Stock Unit

Plan and the Deferred Compensation Plan for Non-Employee Directors cannot be sold or transferred during a director’s service on the Company’s board. The Company believes that this restriction best links director and stockholder interests. The Company’s current stock ownership guideline also requires non-employee directors to hold all their equity-based awards from the Company until termination of board service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following contains information regarding the stock ownership of the Company’s directors and executive officers and the beneficial owners of more than five percent of the Company’s voting securities.

Ownership of the Company’s common stock is shown in terms of “beneficial ownership.” A person generally “beneficially owns” shares if he or she has either the right to vote those shares or dispose of them, and more than one person may be considered to beneficially own the same shares.

In this proxy statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him or her. The percentages shown in this proxy statement compare the person’s beneficially owned shares with the total number of shares of the Company’s common stock outstanding on April 1, 2016 (34,009,529 shares).

Directors, Nominees and Executive Officers

The following table contains stockholding information for the Company’s directors and executive officers, as well as stock units credited to their accounts under various compensation and benefit plans as of April 1, 2016. No shares have been pledged as collateral for loans or other obligations by any director or executive officer listed below.

	Common Stock Beneficially Owned		Stock Units(2)(3)
Name	Number(1)	Percent of Outstanding
Sachin S. Lawande	—	*	80,677
Duncan H. Cocroft	1,000	*	1,606
Jeffery D. Jones	—	*	2,291
Joanne M. Maguire	—	*	1,606
Robert J. Manzo	2,000	*	2,291
Francis M. Scricco	7,150	*	4,585
David L. Treadwell	2,000	*	1,606
Harry J. Wilson	2,500	*	1,606
Rouzbeh Yassini-Fard	—	*	1,606
Kam Ho George Yuen	—	*	1,606
Jeffrey M. Stafeil	—	*	—
David G. Pettyes	—	*	—
Peter M. Ziparo	836	*	2,480
William M. Robertson	618	*	3,496
Timothy J. Leuliette (4)	—	*	—
Martin T. Thall	—	*	—
Michael J. Widgren	—	*	—
All executive officers and directors as a group (17 persons)	17,104	*	106,552

*	Less than 1%.

(1)	Includes shares of common stock which the following executive officers had a right to acquire ownership of pursuant to stock options or stock appreciation rights granted by the Company and exercisable on or within 60 days after April 1, 2016: Mr. Ziparo (836 shares) and Mr. Robertson (618 shares).

(2)	For non-employee directors, the amounts shown include stock units credited under the Non-Employee Director Stock Unit Plan and the Visteon Corporation 2010 Incentive Plan, and are payable following termination of Board service in cash or shares of common stock at the election of the Company, or in cash upon a change in control.

(3)	Includes restricted stock units granted to executive officers under the Visteon Corporation 2010 Incentive Plan, which are payable upon vesting in cash or shares of common stock at the election of the Company.

(4)	For Mr. Leuliette, the amount shown does not reflect 309,472 shares or units of stock which are in dispute.

Other Beneficial Owners

The Company believes that the following table is an accurate representation of beneficial owners of more than 5% of any class of the Company’s voting securities as of April 1, 2016. The table is based upon reports on Schedules 13G and 13D and Forms 4 filed with the SEC or other information believed to be reliable.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Common Stock	Standard Life Investments Ltd. One George Street Edinburgh EH2 2LL, United Kingdom	2,917,396 shares held with sole dispositive and voting power	7.15%
Common Stock	Iridian Asset Management LLC 276 Post Road West Westport, Connecticut 06880	2,810,375 shares held with shared dispositive and voting power	6.9%
Common Stock	The Vanguard Group. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	28,728 shares held with sole voting power, 2,200 shares with shared voting power; 2,637,367 shares held with sole dispositive power, and 28,628 shares held with shared dispositive power	6.53%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and greater than 10% stockholders to file certain reports (“Section 16 Reports”) with respect to their beneficial ownership of the Company’s equity securities. Based solely on a review of copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that all Section 16 Reports that were required to be filed were filed on a timely basis.

TRANSACTIONS WITH RELATED PERSONS

Our Ethics and Integrity Policy instructs all its employees, including the Named Executive Officers, to avoid conflicts between personal interests and the interests of Visteon, as well as any action that has the potential for impacting the Company adversely or interfering with the employee’s objectivity. The policy also requires any employee having a financial interest in, or a consulting, managerial or employment relationship with, a competitor, customer, supplier or other entity doing business with Visteon to disclose the situation to their manager or to the legal or human resources departments of the Company. The Company’s compliance group implements the Ethics and Integrity Policy and related policies and annually requires all management employees, including the Named Executive Officers, to complete a questionnaire disclosing potential conflicts of interest transactions. In addition, the Audit Committee is responsible for overseeing our ethics and compliance program, including compliance with the Ethics and Integrity Policy, and all members of the Board are responsible for complying with such policy. The Corporate Governance and Nominating Committee reviews the professional occupations and associations of board nominees, and annually reviews transactions between Visteon and other companies with which our Board members and executive officers are affiliated to the extent reported in response to our directors and officers questionnaire. The Ethics and Integrity Policy is in writing. See page 48 of this proxy statement under “Miscellaneous” for instructions on how to obtain a copy.

COMPENSATION COMMITTEE REPORT

The Organization and Compensation Committee of the Board of Directors (hereafter referred to as the “Committee”) oversees the Company’s programs for compensating executive officers and other key management employees, including the administration of the Company’s equity-based compensation plans, and approves the salaries, bonuses and other awards to executive officers. The Committee has reviewed and discussed the Compensation Discussion and Analysis below with management of the Company, and, based on such review and discussion, the Committee has recommended to the Board of Directors that the compensation discussion and analysis so stated be included in this Proxy Statement.

Organization and Compensation Committee

David L. Treadwell (Chairman)

Duncan H. Cocroft

Jeffrey D. Jones

Harry J. Wilson

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis presents compensation information for the following current and former executive officers named in the Summary Compensation Table beginning on page 26 (the “Named Executive Officers” or “NEOs”), including:

•	Sachin S. Lawande, President and Chief Executive Officer (CEO);

•	Jeffrey M. Stafeil, former Executive Vice President and Chief Financial Officer (CFO);

•	David G. Pettyes, former Vice President and Chief Human Resources Officer;

•	Peter M. Ziparo, former Vice President and General Counsel;

•	William M. Robertson, Vice President and Controller;

•	Timothy D. Leuliette, former President and Chief Executive Officer (former CEO);

•	Martin T. Thall, former Executive Vice President and President, Electronics Product Group; and

•	Michael J. Widgren, former Senior Vice President, Corporate Controller and Chief Accounting Officer.

Executive Summary

The executive team’s primary focus remains on optimizing the business portfolio in order to deliver profits and generate cash flows, maximizing shareholder value. During 2015, we continued the execution of our shareholder value creation plan and the positioning of the new Visteon for future growth. Specifically, as we enter 2016, we are a technology-focused, pure-play supplier of automotive cockpit electronics and connected car solutions.

Highlights of these key actions and other 2015 financial and strategic achievements are summarized below.

•	2015 total Visteon Adjusted EBITDA of $282 million, up 59% from 2014;

•	2015 total Visteon Adjusted Free Cash Flow of $311 million, up 180% from 2014;

•	Winning a record $4.3 billion in lifetime value of new and re-win Electronics business during 2015 and growing the backlog to $15.2 billion;

•	Concluding the sale of our 70 percent interest in HVCC for approximately $3.4 billion;

•	Completing the divestiture of our interiors facility in Germany and minority ownership interest in our remaining interiors business in China;

•	Integrating the Johnson Controls electronics business and achieving $70 million in annual cost synergies;

•	Authorizing the return of approximately $2.375 billion to shareholders through a special cash distribution and share repurchases.

Our recent total shareholder returns (TSR) have been strong, as shown below, with 2015 at +7% and the three-year TSR (2013 to 2015) at +113%.

2015 Named Executive Officer Annualized Target Compensation Opportunity Is Primarily Performance-based

The vast majority of the annualized target compensation opportunity (including long-term incentives awarded in 2012) is performance-based with the amounts realized, if any, based on our financial results or stock price performance. In 2015, 86% of the new CEO’s annualized target compensation was provided through annual and long-term incentive award opportunities, when excluding the Sign-On/Buy-Out payment and equity award.

•    Base Salary 14% of the target compensation mix

•    Annual Incentive award opportunity 14%

•    Long-Term Incentive award opportunity 72%

Our Strong 2015 Performance Results Are Reflected in 2015 Compensation

The 2015 compensation for our Named Executive Officers is commensurate with the Company’s 2015 performance and the goals of our executive compensation program. The mix of award types and incentive plan performance measures was selected to align with our business strategy, talent needs, and market practices. Actual pay realized by the executive officers was based primarily on the Company’s financial and stock price performance results. A minority of pay was based on fixed elements (base salaries, perquisites, and retirement benefit contributions on base salaries), given our focus on performance-based pay elements (annual and long-term incentives).

The Company‘s Adjusted EBITDA performance for 2015 far exceeded our targeted Adjusted EBITDA metric for our Annual Incentive award opportunity. The Company also generated total shareholder return of +7% for 2015.

No New Long-Term Incentive Compensation Awards for Longer Serving NEOs

In 2012, the Organization and Compensation Committee (the “Committee”) granted long-term incentive (“LTI”) awards to certain Named Executive Officers that were designed to cover awards that would have been made in each of 2013, 2014 and 2015. As a result, Messrs. Leuliette, Stafeil and Widgren did not receive an annual grant of long-term incentive awards in 2015. Mr. Thall, who joined the Company in November 2013, was awarded a three year long-term incentive opportunity that was based on increasing the value of the Company’s Electronics business; he also did not receive an annual grant of long-term incentive awards in 2015. Messrs. Ziparo and Robertson received annual LTI awards in 2015 as their late 2012 awards were one year awards covering only 2013. Mr. Lawande received LTI awards in connection with his commencement of employment as the CEO in June 2015 as described later in this document. Mr. Pettyes did not receive an LTI award in connection with his late 2015 hire date.

2015 Say-on-Pay Advisory Vote Outcome

In 2015, our executive compensation program received 96.8% approval from our shareholders. This strong level of shareholder support was an improvement on the 88.8% approval received in 2014. Our goal is to continue to meet the approval of our shareholders and remain responsive to their concerns. As such, we regularly have discussions with shareholders to ensure they understand our officer pay program and to address any questions. During 2015 these discussions did not identify any issues, which further confirmed that, overall, our officer pay program is well aligned to shareholder value creation. As detailed throughout this Compensation Discussion & Analysis, we believe the officer compensation program is strongly aligned with shareholder value creation, and reflects strong corporate governance practices.

Executive Compensation Program Design and Governance Practices

Our executive compensation program is designed to provide strong alignment between executive pay and Company performance, and incorporates best practices. Here are some of the compensation practices we follow and those that we avoid.

What We Do

✓     The Committee approves all aspects of officer pay

✓     Target pay levels, on average, to be within a competitive range of the median of comparable companies, considering an individual’s responsibilities, business impact, performance and other factors

✓     Provide the majority of pay through performance-based annual and long-term programs

✓     Balance short- and long-term incentives using multiple performance metrics, covering individual, financial and total shareholder return performance

✓     Have “double trigger” (qualified termination of employment following a change in control) equity acceleration for all of the CEO’s awards and most equity awards granted since mid-2012. Beginning in 2015, all equity awards have a “double trigger”, as specified in the amended 2010 Incentive Plan

✓     Cap incentive awards that are based on performance goals

✓     Have change in control agreements with a “double trigger” for cash severance payments to be made

✓     Apply robust stock ownership guidelines to ensure ongoing and meaningful alignment with stockholders

✓     Have a compensation recovery (“clawback”) policy for executive officers in the event of a financial restatement

✓     Prohibit hedging transactions, purchasing the Company’s common stock on margin or pledging such shares

✓     Provide limited perquisites

✓     Review key elements of the officer pay program annually, as conducted by the Committee, which also considers our business and talent needs, and market trends

✓     Use an independent compensation consultant

What We Don’t Do

×      Do not provide excise tax gross-ups

×      Do not have compensation practices that encourage excessively risky business decisions

×      Do not grant stock options or stock appreciation rights with an exercise price less than the fair market value on the grant date

×      Do not provide dividends or dividend equivalents on unearned PSUs

Executive Compensation Program Administration

The Committee is primarily responsible for administering the Company’s executive compensation program. The Committee reviews and approves all elements of the executive compensation program that cover the Named Executive Officers. In fulfilling its responsibilities, the Committee is assisted by its independent compensation consultant and takes into account recommendations from the CEO. The primary roles of each party are summarized below.

Party:	Primary Roles:
Organization and Compensation Committee (comprised solely of independent directors)

•  Oversee all aspects of the executive compensation program

•  Approve officer compensation levels, incentive plan goals, and award payouts

•  Approve specific goals and objectives, as well as corresponding compensation, for the CEO

•  Ensure the executive compensation program best achieves the Company’s objectives, considering the business strategy, talent needs, and market trends

Senior Management (CEO, CFO, VP HR, and General Counsel)

•  Make recommendations regarding the potential structure of the executive compensation program, including input on key business strategies and objectives

•  Make recommendations regarding the pay levels of the officer team (excluding the CEO)

•  Provide any other information requested by the Committee

Compensation Consultant (Frederic W. Cook & Co., Inc.)

•  Advise the Committee on competitive market practices and trends

•  Provide proxy pay data for our compensation peer group

•  Present information and benchmarking regarding specific executive compensation matters, as requested by the Committee

•  Review management proposals and provide recommendations regarding CEO pay

Additional information about the role and processes of the Committee is presented above under “Corporate Governance — Organization & Compensation Committee.”

Executive Compensation Program Philosophy

The primary objectives of the Company’s executive compensation program are to recruit, motivate, and retain highly-qualified executives who are key to our long-term success and will focus on maximizing shareholder value. As such, the Company’s executive compensation program is structured to accomplish the following:

•	Drive achievement of the Company’s strategic plans and objectives;

•	Create strong alignment of the interests of executives with the creation of shareholder value, particularly as measured by total shareholder return/stock price appreciation;

•	Provide a market competitive total compensation package customized to fit our business and talent needs; and

•	Be cost-effective and straightforward to understand and communicate.

For each element of compensation and in total, the Company generally targets annualized compensation to be within a competitive range of market median, considering an individual’s experience, performance, and business impact, as well as our organizational structure and cost implications. The target compensation mix is set based on position responsibilities, individual considerations, and market competitive practices. The proportion of variable, or “at risk”, compensation, provided through incentive programs, increases as an employee’s level of responsibility increases commensurate with the position’s impact on the business. The actual pay earned, if any, for annual and long-term incentives reflects Company and individual performance.

Market Compensation Practices

As one of the inputs in determining executive compensation each year, the Company reviews survey and proxy compensation data regarding market practices. In 2015, the Company reviewed NEO base salaries, target annual and long-term incentive award opportunities, as well as selected pay program design practices. In conducting this review, the Committee selected 16 companies in similar industries (the “Compensation Peer Group”) with median annual revenues of approximately $7 billion (range of $3 to $18 billion), and general industry as comparators. We believe the Compensation Peer Group represents a reasonable comparator group of direct automotive supplier peers and other related companies with which we compete for executive talent. When general industry compensation data are used, the Company is not aware of the specific participant companies in the analysis. The Compensation Peer Group for 2015, which is unchanged from 2014, is listed below.

American Axle & Manufacturing	Flowserve Corp.	Oshkosh Corporation
Autoliv, Inc.	ITT	Rockwell Automation Inc.
BorgWarner Inc.	Lear Corporation	SPX Corporation
Dana Holding Corporation	Meritor, Inc.	Tenneco Inc.
Federal-Mogul Holdings Corp.	Navistar International Corporation	Timken Co.
TRW Automotive Holdings Corp.

In connection with the change in the size and scope of the Company which occurred during 2015, the Committee has modified the compensation peer group to be used for 2016 executive compensation decisions.

Executive Compensation Program — Description of Primary Elements

An overview of the primary elements of the executive compensation program is presented below. Consistent with our emphasis on aligning pay and performance, the largest portion of the target compensation opportunity is provided through annual and long-term incentive programs.

Each primary element of the executive compensation program is described below.

Base Salary

Base salaries, combined with medical, life and disability benefits, provide basic security for our employees at levels necessary to attract and retain a highly qualified and effective salaried workforce. Base salaries are determined taking into account market data as well as an individual’s position, responsibilities, experience, and value to the Company. During 2015 three of the Named Executive Officers received base salary increases. Effective April 1, 2015, Mr. Ziparo received a 10% market- and merit-based salary increase to $385,000, Messrs. Robertson and Thall received merit-based salary increases of 3% to $311,140 and $612,850, respectively and, coinciding with his promotion, Mr. Robertson received a market- and merit-based increase resulting in an annualized salary of $325,000. The actual salaries paid to each Named Executive Officer for 2015 are presented in the “Summary Compensation Table.”

Annual Incentive Awards

The Company’s Annual Incentive (“AI”) program provides key salaried employees the opportunity to earn during their tenure an annual cash bonus based on specified individual, financial, operational and/or strategic goals. This program is designed to motivate executives to achieve key short-term financial and operational goals of the Company. The target incentive opportunities are expressed as a percentage of base salary, which are set by the Committee considering the potential impact on the business of each role, the relationships among the roles and market competitive levels for the positions. The target annual incentive opportunities, as a percentage of base salary as of December 31, 2015 (or the executives’ earlier termination dates) were: Mr. Lawande 100%, Mr. Stafeil 90%, Messrs. Ziparo, Robertson and Pettyes 50%, Mr. Leuliette 125%, Mr. Thall 80% and Mr. Widgren 60%. Actual awards earned can range from 0% to 200% of target based on Company and individual performance.

On March 5, 2015, the Committee approved 2015 AI award opportunities for approximately 1,500 global salaried employees, including the Named Executive Officers. The Committee determined that the maximum amount an executive officer would be eligible for under the 2015 AI would be based upon the Company’s achievement of Adjusted EBITDA (Electronics and Corporate only) in 2015, which serves as a single umbrella performance measure. The Committee would then exercise its negative discretion from these maximum amounts based on assessment of individual and Company performance with respect to relevant financial and operational goals.

Specific threshold, target, and maximum goals for the 2015 AI are set forth below, as well as the percentage of the target award earned and 2015 actual results.

Measure ($ in millions)	2015 Threshold (0%)		2015 Target (100%)	2015 Maximum (200%)	2015 Actual	Resulting Award as % of Target
Adjusted EBITDA (Electronics and Corporate only)	<$	110	$150	$230	$294	200%

Adjusted EBITDA was defined as net income (loss) attributable to the Company, plus net interest expense, provision for income taxes, depreciation and amortization and net income attributable to non-controlling interests, as further adjusted to eliminate the impact of asset impairments, gains or losses on divestitures, discontinued operations, net restructuring expenses and other reimbursable costs, non-cash stock-based compensation expense, certain non-recurring employee charges and benefits, reorganization items, other non-operating gains and losses, and equity in net income of non-consolidated affiliates.

In its exercise of negative discretion from these maximum amounts, the Committee reduced the awards payable to all NEOs under the umbrella arrangement and determined their actual AI awards based on their individual performance and the degree of achievement of the general financial performance, new business wins and quality goals used in determining the funding of AI awards for employees other than executive officers. The total funding available for participants was based on achieved Electronics and Corporate Adjusted EBITDA results of $294 million for 2015.

The Committee considered the following factors in determining the amount of the final awards:

•	Individual performance factors, including strategic transactions and leadership;

•	Adjusted Free Cash Flow performance;

•	New Business Wins; and

•	Quality.

As a result of the foregoing, the executives’ 2015 incentive awards were paid at approximately the following rates: 181% of target for Messrs. Lawande and Robertson, 179% of target for Mr. Ziparo, 177% of target for Mr. Stafeil, and 100% of target for Messrs. Thall and Widgren. Messrs. Pettyes and Leuliette did not receive 2015 incentive award payouts due to their terminations of employment. The payouts for the executives reflect their leadership and significant contributions to our strong 2015 performance, including the sale of our interest in HVCC, interiors divestiture, overall financial results and TSR of +7% as detailed in the “Executive Summary”. The amounts paid to the Named Executive Officers are set forth in the “Summary Compensation Table” under the column “Non-Equity Incentive Plan Compensation.”

Long-Term Incentive Awards

The Company’s Long-Term Incentive program is designed to reward executives for the achievement of specified multi-year goals that are linked to the Company’s long-term financial performance, to align the delivery of incentive value with increases in the Company’s stock price and to retain key employees. Typically awards are granted each year with a vesting or performance period of three years; however, in some situations, such as the recruitment of new executives or to focus on objectives with a different duration, the Company may use a shorter or longer period. The annualized total targeted long-term incentive award opportunity, expressed as a percentage of base salary, is typically determined by organization level.

2015 Long-Term Incentive Grants to Messrs. Ziparo and Robertson

On March 5, 2015, Messrs. Ziparo and Robertson, who did not participate in the late 2012 three-year awards, received regular long-term incentive grants with a grant date value, in total, equal to 105% and 90% of base salary, respectively. The grant mix was performance stock units, stock options and restricted stock units, as described below.

Award Type and Weighting	Primary Role	Design Features
Performance Stock Units (50% of the total LTI award)	Reward the achievement of total shareholder return (TSR) results over 2015 to 2017 relative to returns of 16 similar companies

•  Performance stock units (PSU) provide executives the opportunity to earn shares based on the Company’s three-year total shareholder return (TSR) relative to 16 automotive sector peer companies (listed below)

•  The awards are divided among three periods with all earned awards paid at the end of the three-year cycle (paid in early 2018)

•  2015 TSR performance (25% of award opportunity)

•  2015 to 2016 TSR performance (25% of award opportunity)

•  2015 to 2017 TSR performance (50% of award opportunity)

•  The awards for the first and second performance periods will be increased to reflect the performance over the entire three-year cycle, if greater. If the Company’s actual TSR is negative during a performance period, the award earned for that period cannot exceed 100% of target (regardless of ranking within the peer group).

•  Awards can be earned up to 150% of the target award opportunity based on the Company’s TSR performance ranking within the comparator group (Visteon plus the 16 TSR peer companies)

•  No award earned if Visteon is in the bottom 3 companies

•  #4 rank, 35% of the target award is earned

•  #9 rank, 100% of the target award is earned

•  #14 or higher rank, 150% of the target award is earned

•  Award payouts for performance between the rankings specified above is determined based on interpolation

•  TSR is calculated using the 20-trading day average closing price at the start and end of the performance period, adjusted for dividends

Award Type and Weighting	Primary Role	Design Features
Stock Options (25% of the total LTI award)	Reward for appreciation in the Company’ stock price

•  Exercise price equal to the average of the high and low trading prices on the date of grant ($101.58)

•  Vest one-third per year beginning one year after the date of grant

•  Seven-year term, upon which any unexercised options would expire

Restricted Stock Units (25% of the total LTI award)	Facilitate retention and provide an ownership-like stake	• Vest one-third per year beginning one year after the date of grant

Relative TSR Peer Group (16 companies)

Autoliv, Inc.	Delphi Automotive	Magna International, Inc.
BorgWarner Inc.	Denso	Meritor Inc.
Calsonic Kansai	Faurecia	Tenneco Inc.
Continental	Federal-Mogul Holdings Corp.	Valeo
Cooper Standard	Johnson Controls Inc.
Dana Holding Corporation	Lear Corporation

Mr. Lawande’s 2015 Long-Term Incentive Compensation

Mr. Lawande began his tenure as CEO on June 29, 2015. Pursuant to the Employment Agreement, dated June 8, 2015, the Company made initial equity grants (“Initial Equity Grants”) under the Visteon Corporation 2010 Incentive Plan as Amended (the “Amended Plan”) with a grant date value equal to $5 million pro-rated based on his June 29, 2015 hire date. The Initial Equity Grants are comprised of (i) twenty-five percent (25%) time-based restricted stock units that will vest in three (3) equal annual installments on June 29 in each of 2016, 2017 and 2018, respectively, subject to Mr. Lawande’s continued employment, (ii) twenty-five percent (25%) options to purchase the Company’s common stock at an exercise price equal to the fair market value of the underlying stock on the grant date and that will vest in three (3) equal annual installments on June 29 in each of 2016, 2017 and 2018, respectively, subject to Mr. Lawande’s continued employment and (iii) fifty percent (50%) performance-based stock units that will be earned, subject to Mr. Lawande’s continued employment, based on the Company’s total shareholder return for a specified three (3)-year performance period. The performance measurement for Mr. Lawande’s performance-based stock units is identical to the 2015 PSUs awarded to Messrs. Ziparo and Robertson discussed previously. The exercise price for Mr. Lawande’s stock options was measured on June 29, 2015 at $104.75.

Additionally, pursuant to the Employment Agreement and in connection with the forfeiture of outstanding long-term incentive awards at his prior employer, Mr. Lawande received a $3.25 million cash payment and a grant of time-based restricted stock units (“Sign-On/Buy-Out RSUs”) that will vest on the third (3rd) anniversary of the commencement of Mr. Lawande’s employment, June 29, 2018, subject to Mr. Lawande’s continued employment. The Sign-On/Buy-Out RSUs had a grant date value equal to $3.25 million and are subject to the terms and conditions of the Amended Plan. The Sign-On/Buy-Out RSUs also provide for dividend equivalents in the form of additional shares of the Company’s common stock in the event of the issuance of dividends on shares of the Company’s common stock (with such additional shares subject to the same terms and conditions of the Sign-On/Buy-Out RSUs), and, generally in the event Mr. Lawande’s employment is terminated by the Company without Cause or by Mr. Lawande for Good Reason, the Sign-On/Buy-Out RSUs will fully vest. See the section “Employment Agreement with Mr. Lawande” for additional information regarding his employment agreement and sign-on/buy-out elements.

Other Compensation Elements

Stock Ownership Guidelines

The Company has adopted stock ownership goals for all elected officers of the Company. The goal for these officers is to own common stock worth a multiple of salary, ranging from one times salary up to six times salary for the CEO, within five years from their date of hire or election, if later. All of the Named Executive Officers employed by the

Company as an officer for five years or more are in compliance with the stock ownership guidelines. For the purpose of determining compliance with the stock ownership guidelines, the calculation includes stock owned directly, restricted stock, and restricted stock units (but excludes unexercised stock options and stock appreciation rights, and unearned performance stock units). The stock ownership guidelines are as follows:

•	Chief Executive Officer — six times base salary;

•	Executive and Senior Vice Presidents and Product Group Presidents — three times base salary; and

•	All other officers — one times base salary.

Executive Perquisites and International Service Employee Program

The Company has historically provided the Named Executive Officers with a flexible perquisite allowance program during their tenure to provide basic competitive benefits. The flexible perquisite allowance was a fixed amount that was paid to each eligible executive and was designed to cover his or her expenses related to legal and financial counseling, excess liability insurance premiums, tax preparation, and airfare for spouse or partner accompanying employee on business travel, among other items. For Named Executive Officers, the amount of the allowance varied by management level, with a range of $15,000 to $60,000 per year and was not grossed up. The amount paid to the Named Executive Officers in 2015 pursuant to the flexible perquisite allowance program is included in the “All Other Compensation” column of the “Summary Compensation Table.” The flexible perquisite allowance program was eliminated in 2016. The Company continues to maintain an Executive Security Program that permits the CEO to use corporate provided aircraft for personal and business travel, and provides the benefit of various personal health and safety protections. The CEO does not receive a tax “gross-up” for personal use of corporate provided aircraft. There was no personal use of corporate provided aircraft during 2015.

As a global organization, senior executives of the Company are located in key business centers around the world. To facilitate the assignment of experienced employees to support the business, the Company has an International Long Term Assignment Policy to address incremental costs incurred by assignees as a result of their international assignments. The policy provides for the reimbursement of incremental housing, cost of living, education and other costs incurred in conjunction with international assignments as well as the tax costs associated with these payments. The Company provides tax equalization to employees on international assignment. The tax equalization policy is intended to ensure that the employee bears a tax burden that would be comparable to the home country tax burden on income that is not related to the international assignment. It is the objective of the Company’s International Long Term Assignment Policy that the employee not be financially disadvantaged as a result of the international assignment nor that the employee experience windfall gains. Mr. Thall began an international assignment in January 2015 and was based in Kerpen, Germany until his termination in July 2015.

Retirement Benefits Overview

The Named Executive Officers participate during their tenure in the Company’s qualified retirement and savings plans in their respective home countries on the same basis as other similarly situated employees. Over the last several years, the Company has made changes to the type of retirement plans and the level of benefits provided under such plans, based on an assessment of the Company’s business and talent needs, costs, market practices, and other factors. Effective December 31, 2011, the U.S. defined benefit pension plan was frozen for all participants. All of the NEOs participate or participated, as applicable, in U.S.-based plans.

The Named Executive Officers, as well as most U.S. salaried employees, are entitled during their tenure to participate in the Visteon Investment Plan, Visteon’s 401(k) investment and savings plan. The Company’s match is 100% of the employee’s eligible contributions up to 6% of eligible pay (subject to IRS limits), which was designed to attract and retain employees in light of the Company’s freezing of other retirement benefit plans. Amounts deferred for each Named Executive Officer are reflected in the “Salary” column of the “Summary Compensation Table.” The Company also maintains a Savings Parity Plan, which provides eligible participants during their tenure with Company contributions of 6% of eligible pay that are restricted due to IRS limits under the broad-based, qualified 401(k) plan. The Company’s Supplemental Executive Retirement Plan (SERP) provides eligible participants during their tenure with annual Company contributions of 6%, 9% (Executive and Senior Vice Presidents), or 14.5% (CEO) of pay in

place of the prior defined benefit formulas in the plan for service after January 1, 2012. The SERP is closed to new entrants other than elected Company officers. Company contributions to these plans on behalf of the NEOs are included in the “All Other Compensation” column of the “Summary Compensation Table.”

Additional details about the Company’s prior and current retirement plans are presented in a later section, under “Retirement Benefits.”

Severance and Change in Control Benefits

The Company has entered into change in control agreements with all of its executive officers (except Mr. Lawande whose change in control benefits are included in his employment agreement and Mr. Pettyes who did not have a change in control agreement), including the Named Executive Officers. These agreements, which were last revised in October 2012, provide for certain benefits if a qualifying termination occurs following a change in control of the Company, as defined by the agreements. For the Named Executive Officers, and subject to the terms of the agreements, change in control cash severance benefits are provided during their tenure as a multiple of 1.5, 2.0 (EVPs and Mr. Lawande), or 2.5 (Mr. Leuliette) times the officer’s sum of annual base salary and target annual incentive. In addition, the agreements provide for other severance benefits, such as the continuation of medical benefits and outplacement assistance, pursuant to their terms. The agreements have a “double trigger” provision, which would require that the executive’s employment terminate following a change in control, as defined in the agreements, in order to receive benefits under the agreements. No excise tax gross-up provisions are contained in the change in control severance arrangements.

Upon the involuntary termination of employment by the Company (other than for specified reasons, including disability, availability of other severance benefits, and inappropriate conduct), executive officers are entitled to severance benefits under the 2010 Visteon Executive Severance Plan, which was revised effective October 2012 (except Mr. Lawande whose severance benefits are included in his employment agreement). Subject to the terms of the Plan, a specific and consistent level of severance benefits are provided with a cash severance payment of 1.0 (VPs) or 1.5 (SVPs, EVPs and CEO) times the sum of an executive’s annual base salary and target annual incentive. Executives would also be entitled to, subject to the terms of the Plan, the reimbursement of medical coverage premiums under COBRA for up to eighteen months following termination, the provision of outplacement services for up to twelve months, and the payment of a pro-rated portion of any outstanding annual incentive bonus based on actual Company performance during the performance period.

The severance plan and change in control agreements provide that outstanding stock-based awards vest only in accordance with the applicable terms and conditions of such awards. For additional details about the change in control agreements, the severance plan, the terms and conditions of awards, and the estimated value of these potential payouts, see the section “Potential Payments Upon Termination.” The terms of Mr. Lawande’s compensation package, including potential severance and change in control benefits, are detailed in his employment agreement, see the section “Employment Agreement with Mr. Lawande.”

Executive Separations (Messrs. Leuliette, Stafeil, Ziparo, Pettyes, Thall and Widgren)

Messrs. Stafeil, Ziparo and Widgren’s separation benefits were consistent with their respective change in control agreements discussed directly above. Because Mr. Thall was on an international service assignment at the time his employment ceased, the Company provided benefits in excess of those included in his change in control agreement to repatriate him to the United States which approximated $75,000. The Company and Mr. Pettyes entered into a separation agreement in January 2016 whereby the Company paid him approximately $535,000. The 2015 compensation associated with the separation benefits for Messrs. Thall and Widgren is included in the “All Other Compensation” column of the “Summary Compensation Table.”

On June 10, 2015 the Company announced that Mr. Leuliette’s employment was terminated effective June 8, 2015. Separation benefits, which are in dispute, have not been paid.

Executive Compensation Policies

Stock Awards Granting Policy.  In 2015 the Company granted regular stock awards to two of its Named Executive Officers (Messrs. Ziparo and Robertson) and other eligible key employees. Stock awards made to executives and key employees at the time they become employees or officers of the Company (such as for Mr. Lawande, who joined the Company in June 2015) have a grant date on the later of the date employment commences or the date the Committee approves the awards. In all cases, the exercise price of stock options and stock appreciation rights is the average of the high and low trading price on the grant date. Stock price is not a factor in selecting the timing of equity-based awards.

Securities Trading and Anti-Hedging/Anti-Pledging Policy.  The Company maintains a Policy Regarding Purchases and Sales of Company Stock that imposes specific standards on directors and officers of the Company. The policy is intended not only to forbid such persons from trading in Company stock on the basis of inside information, but to avoid even the appearance of improper conduct on the part of such persons. In addition to the specific restrictions set forth in the policy, the policy requires that all transactions in Company stock by such persons and by others in their households be pre-cleared by the General Counsel. The only exception to the pre-clearance requirement is regular, ongoing acquisition of Company stock resulting from continued participation in employee benefit plans that the Company or its agents may administer. The policy also expressly prohibits directors and officers from engaging in hedging transactions involving the Company’s stock or pledging the Company’s stock.

Pay Clawbacks.  In April 2013, the Company adopted a compensation recovery policy, which requires each executive officer of the Company to repay or forfeit a portion or all of any annual incentive, performance stock units or other performance-based compensation granted to him or her on or after September 29, 2012 if:

•

the payment, grant, or vesting of such compensation was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the Securities and Exchange Commission;

•	the amount of the compensation that would have been received by the executive officer, had the financial results been properly reported, would have been lower than the amount actually received; and

•	the Board determines in its sole discretion that it is in the best interests of the Company and its stockholders for the executive officer to repay or forfeit all or any portion of the compensation.

Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the Company’s federal income tax deduction to $1 million per year for compensation to its CEO and certain other highly compensated executive officers. Qualified performance-based compensation for the CEO and certain “covered officers” is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied. We consider the impact of this rule when developing and implementing our executive compensation program. Annual Incentive awards, performance-based stock units, and stock options (and stock appreciation rights) generally are designed to meet the deductibility requirements. We also believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying business and talent goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m).

Statement Regarding Compensation Risk Assessment

The Company believes that its compensation programs, policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Specifically, as detailed previously, the Company maintains a market competitive, balanced executive compensation program with varying incentive award types, performance metrics, performance/vesting periods and includes governance features that mitigate potential risk (including Committee oversight, maximum potential payouts are set under incentive plans, stock ownership guidelines, and a pay clawback policy).

Summary Compensation Table

The following table summarizes the compensation that was earned by, or paid or awarded to, the Named Executive Officers. The “Named Executive Officers” are the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, the three other most highly compensated executive officers serving as such as of December 31, 2015, determined based on the individual’s total compensation for the year ended December 31, 2015 as reported in the table below, other than amounts reported as above-market earnings on deferred compensation and the actuarial increase in pension benefit accruals. The Named Executive Officers also include the Company’s former Chief Executive Officer, former Executive Vice President and President, Electronics Product Group and former Senior Vice President, Corporate Controller and Chief Accounting Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($)(6)	Total ($)(7)
Sachin S. Lawande	2015	$507,576	$3,250,000	$5,845,106	$636,971	$921,387		$—	$84,453	$11,245,493
Chief Executive Officer
and President (8)
Jeffrey M. Stafeil	2015	$689,585	$—	$—	$—	$1,101,270		$—	$248,634	$2,039,489
Former Executive Vice President	2014	$684,564	$—	$—	$—	$691,571		$—	$306,476	$1,682,611
and Chief Financial Officer (9)	2013	$659,750	$—	$—	$—	$1,071,200		$—	$140,468	$1,871,418
Peter M. Ziparo	2015	$376,250	$—	$276,381	$91,868	$344,175		$—	$89,225	$1,177,899
Former Vice President	2014	$333,480	$—	$280,884	$102,416	$237,405		$34,378	$81,717	$1,070,280
and General Counsel (9)
William M. Robertson	2015	$316,539	$—	$204,469	$67,949	$294,125		$—	$71,599	$954,681
Vice President and Corporate
Controller (10)
David G. Pettyes	2015	$78,220	$375,000	$—	$—	$—		$—	$67,544	$520,764
Former Vice President and Chief
Human Resources Officer (11)
Timothy D. Leuliette	2015	$520,462	$—	$—	$—	$—		$—	$590,715	$1,111,177
Former Chief Executive Officer	2014	$1,184,500	$—	$—	$—	$1,673,106		$—	$1,010,256	$3,867,862
and President (12)	2013	$1,167,250	$—	$—	$—	$2,842,800		$—	$438,199	$4,448,249
Martin T. Thall	2015	$304,183	$—	$—	$—	$6,226,817		$—	$3,345,896	$9,876,896
Former Executive Vice President	2014	$595,000	$—	$—	$—	$690,200		$—	$800,906	$2,086,106
and President, Electronics (13)	2013	$70,833	$300,000	$1,225,120	$—	$89,278		$—	$9,959	$1,695,190
Michael J. Widgren	2015	$191,955	$—	$—	$—	$112,459	$		$1,107,192	$1,411,606
Former Senior Vice President,	2014	$419,225	$—	$—	$—	$260,981		$33,115	$155,375	$868,696
Corporate Controller and	2013	$406,667	$—	$—	$—	$444,276		$—	$99,892	$950,835
Chief Accounting Officer (14)

(1)	This column is comprised of sign-on bonus payments to Messrs. Lawande and Pettyes in 2015 and Mr. Thall in 2013.

(2)	The amounts shown in this column represent the grant date fair values for performance stock units and restricted stock unit awards in 2015, 2014 and 2013. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 15 “Stock-Based Compensation” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 10-K”).

(3)	The amounts shown in this column represent the grant date fair values for stock options granted in 2015 and 2014. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 15 “Stock-Based Compensation” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s 2015 10-K. No stock options were granted to the Named Executive Officers during 2013.

(4)	For 2015, this column is comprised of the amounts payable to each of the Named Executive Officers under the 2015 annual incentive performance bonus program, as further described in the “Compensation Discussion and Analysis,” above. There were no earnings on non-equity incentive plan compensation earned or paid to the Named Executive Officers in or for 2015. For Mr. Thall, in addition to his 2015 annual incentive payment of $243,125, a payment of $5,983,692 in settlement of his cash-based long-term incentive award provided in 2013 upon his commencement of employment is included. The amount paid was based on the growth in the valuation of the electronics business over Mr. Thall’s service period.

(5)	This column reflects an estimate of the aggregate change in actuarial present value of each Named Executive Officers’ accumulated benefit under all defined benefit and actuarial pension plans from the measurement dates for such plans used for financial statement purposes. See “Retirement Benefits — Defined Benefit Plans,” below. None of the Named Executive Officers received or earned any above-market or preferential earnings on deferred compensation.

(6)	For 2015, this column includes the following benefits paid to, or on behalf of, the Named Executive Officers:

•	life insurance premiums paid by the Company on behalf of all of the Named Executive Officers;

•

Company-contributions to the Company’s 401(k) defined contribution plan, DC SERP and Savings Parity Plan on behalf of Mr. Lawande ($73,598), Mr. Stafeil ($207,173), Mr. Ziparo ($73,638), Mr. Robertson ($55,862), Mr. Pettyes ($4,054), Mr. Leuliette ($449,681), Mr. Thall ($149,158) and Mr. Widgren ($67,941);

•	reimbursement of legal expenses incurred by Mr. Lawande in connection with his employment contract ($10,000);

•	tax payments and reimbursements on behalf of Mr. Pettyes ($12,928) and Mr. Thall ($350,239);

•

severance and related payments to Messrs. Thall ($2,226,091) and Widgren ($1,013,916) pursuant to their change in control and/or their separation agreements; regarding Mr. Leuliette, separation benefits, which are in dispute, have not been paid; and

•

perquisites and other personal benefits, which included: (A) the cost of personal health and safety protection equipment and services under the Executive Security Program in 2015 for Mr. Leuliette ($72,389); (B) payments under the executive flexible perquisite account program (discontinued starting in 2016) to Mr. Stafeil ($40,000), Mr. Ziparo ($15,000), Mr. Robertson ($15,000), Mr. Leuliette ($60,000), Mr. Thall ($40,000) and Mr. Widgren ($25,000); (C) domestic relocation payments and reimbursements on behalf of Mr. Pettyes ($50,473); and (D) the payment of expenses to or on behalf of Mr. Thall ($579,514) under the Company’s international service employee program, which provides allowances and payments to address the incremental costs of housing, education, cost of living, taxes and other costs associated with international assignments.

(7)	Total 2015 Compensation of $11.2 million for Mr. Lawande includes one-time sign-on/buy-out cash compensation of $3.25 million as shown in the “Bonus” column above and one-time sign-on/buy-out equity of $3.25 million included in the “Stock Awards” column above. Total Target Direct Compensation for Mr. Lawande for 2015 (assuming he was with the Company for a full year) is $7,000,000.

(8)	Mr. Lawande joined Visteon as Chief Executive Officer and President effective June 29, 2015.

(9)	Messrs. Stafeil and Ziparo were separated from Visteon effective March 31, 2016.

(10)	Mr. Robertson was appointed Vice President and Corporate Controller effective June 11, 2015.

(11)	Mr. Pettyes joined Visteon as Vice President and Chief Human Resources Officer effective October 12, 2015 and was separated from Visteon effective January 31, 2016.

(12)	Mr. Leuliette was separated from Visteon effective June 8, 2015.

(13)	Mr. Thall joined Visteon as Executive Vice President and President, Electronics Product Group on November 19, 2013 and was separated from Visteon effective July 1, 2015.

(14)	Mr. Widgren was separated from Visteon effective June 12, 2015.

The following table summarizes all incentive plan awards that were made to the Named Executive Officers during 2015.

Grants of Plan-Based Awards in 2015

	Grant Date							All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($ /Sh)	Market Price on Grant Date ($ /Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sachin S. Lawande
Annual Cash Incentive (1)	—	$76,438	$509,589	$1,019,178	—	—	—	—	—	—	—	—
Stock Options	06/29/2015	—	—	—	—	—	—	—	17,309	$104.75	$104.02	$636,971
Restricted Stock Units	06/29/2015	—	—	—	—	—	—	36,103	—	—	—	$4,353,250
Performance Stock Units	06/29/2015	—	—	—	1,048	11,974	17,961	—	—	—	—	$1,653,467

Jeffrey M. Stafeil
Annual Cash Incentive (1)	—	$93,094	$620,627	$1,241,253	—	—	—	—	—	—	—	—

Peter M. Ziparo
Annual Cash Incentive (1)	—	$28,875	$192,500	$385,000	—	—	—	—	—	—	—	—
Stock Options	03/5/2015	—	—	—	—	—	—	—	2,508	$101.58	$101.39	$91,868
Restricted Stock Units	03/5/2015	—	—	—	—	—	—	912	—	—	—	$92,641
Performance Stock Units	03/5/2015	—	—	—	154	1,763	2,645	—	—	—	—	$183,740

William M. Robertson
Annual Cash Incentive (1)	—	$24,375	$162,500	$325,000	—	—	—	—	—	—	—	—
Stock Options	03/5/2015	—	—	—	—	—	—	—	1,855	$101.58	$101.39	$67,949
Restricted Stock Units	03/5/2015	—	—	—	—	—	—	675	—	—	—	$68,567
Performance Stock Units	03/5/2015	—	—	—	114	1,304	1,956	—	—	—	—	$135,903

David G. Pettyes
Annual Cash Incentive (1)	—	$5,825	$38,836	$77,671	—	—	—	—	—	—	—	—

Timothy D. Leuliette
Annual Cash Incentive (1)	—	$96,139	$640,928	$1,281,856	—	—	—	—	—	—	—	—

Martin T. Thall
Annual Cash Incentive (1)	—	$36,469	$243,125	$486,250	—	—	—	—	—	—	—	—

Michael J. Widgren
Annual Cash Incentive (1)	—	$16,869	$112,459	$224,918	—	—	—	—	—	—	—	—

(1)	Represents the performance-based cash bonus opportunity under the 2015 annual incentive program, as further described in the “Compensation Discussion and Analysis,” above. The amounts actually paid under this program are set forth in the “Non-Equity Incentive Plan Compensation” column of the above “Summary Compensation Table.”

(2)	Represents performance stock unit grants made under the 2015 long-term incentive program, as further described in the “Compensation Discussion and Analysis,” above.

(3)	Represents restricted stock units and stock options granted under the 2015 long-term incentive program, as further described in the “Compensation Discussion and Analysis,” above.

(4)	A discussion of assumptions used in calculating grant date fair values in accordance with FASB ASC Topic 718 may be found in Note 15 “Stock Based Compensation” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s 2015 Form 10-K. The ultimate value of stock-based awards, if any, will depend on the future value of the common stock and the holder’s investment decisions, neither of which can be accurately predicted.

Visteon Corporation 2010 Incentive Plan

The Visteon Corporation 2010 Incentive Plan, as amended, permits grants of stock options, stock appreciation rights, performance stock units, restricted stock, restricted stock units and other rights relating to our common stock, as well as performance and time-based cash bonuses. In 2015, the Company implemented an annual incentive cash bonus program for eligible employees, including the Named Executive Officers and a long-term equity-based incentive program for eligible employees, including Messrs. Ziparo and Mr. Robertson, who did not participate in the late 2012 three-year equity-based incentive program designed to cover long-term incentive awards in 2013, 2014 and 2015. These programs are discussed further under “Compensation Discussion and Analysis,” above. Except under certain circumstances such as retirement or involuntary termination, an executive must be employed in good standing with the Company at the conclusion of a performance period to be entitled to a bonus payment. The Committee retains discretion under the 2010 Incentive Plan to modify or adjust any award at any time.

The stock options awarded under the 2015 long-term incentive program vest ratably over three years from the date of grant. The exercise price of the stock options is the average of the high and low selling prices of our common stock on the New York Stock Exchange on the date of grant, unless otherwise approved by the Organization and Compensation Committee. Any unexercised stock options will expire after seven years. If a holder of a stock option retires, becomes disabled, or dies, his or her stock options continue to be exercisable up to the normal expiration date. See “Potential Payments Upon Termination,” below. The stock options are subject to certain conditions, including not engaging in competitive activity, and generally cannot be transferred. The restricted stock units awarded under the 2015 long-term incentive program vest ratably over three years from the date of grant and will be paid in cash based on the average of the high and low selling prices of our common stock on the New York Stock Exchange on such vesting date or common stock, at the election of the Company. The performance stock units awarded under the 2015 long-term incentive program vest on January 31, 2018 based on the achievement of certain relative total shareholder return metrics and will be paid in cash based on the average of the high and low selling prices of our common stock on the New York Stock Exchange on such vesting date or common stock, at the election of the Company. Holders of restricted stock units and performance stock units (to the extent earned) may receive the same cash dividends or dividend equivalents as other stockholders owning common stock. No dividends were paid in 2015.

Employment Agreement with Mr. Lawande

In June 2015, the Company and Mr. Lawande entered into an employment agreement and Mr. Lawande commenced employment on June 29, 2015. Under the terms of the employment agreement, Mr. Lawande serves as the Chief Executive Officer and President of the Company, with an initial term of three years. Pursuant to the Employment Agreement, Mr. Lawande received an initial annualized base salary of $1 million, with a target annual cash bonus opportunity of no less than 100% of his base salary, and a cash sign-on/buy-out payment of $3,250,000 (“Sign-On/Buy-Out Payment”), generally subject to 100% clawback if Mr. Lawande is terminated for cause (as defined in the employment agreement) or voluntarily terminates his employment without good reason (as defined in the employment agreement) before June 29, 2016 and 50% clawback if either event was to occur after June 29, 2016 and before June 29, 2017. The Sign-On/Buy-Out Payment, along with the Sign-On/Buy-Out RSUs discussed above in “Mr. Lawande’s 2015 Long-Term Incentive Compensation” were provided to induce Mr. Lawande to join the Company and leave his former employer where he had significant unvested long-term incentive awards.

If Mr. Lawande is terminated without cause or his employment is voluntarily terminated for good reason, he will receive (generally subject to a customary release of claims and certain restrictive covenants) (i) a cash payment equal to 1.5 times the sum of his annual base salary and target bonus, (ii) a pro rata annual bonus for the year of termination based on corporate achievement levels for the entire year, (iii) up to 18 months of health benefits and (iv) outplacement services for a period of up to one year in an amount not to exceed $50,000. If, within two (2) years after the occurrence of a Change in Control (as defined in the employment agreement), Mr. Lawande is terminated without Cause or his employment is voluntarily terminated for good reason, he will receive (i) a cash payment equal to 2 times the sum of his annual base salary and target bonus, (ii) a pro rata portion of the annual bonus awarded to Mr. Lawande for the fiscal year in which the termination occurs, assuming the achievement at target level, (iii) up to 18 months of life, accident and health insurance benefits, (iv) accelerated vesting of any benefits under the Company’s 2010 Supplemental Executive Retirement Plan and Savings Parity Plan or any successor to any such plans or similar plans and payment of benefits under such plans in accordance with their terms and (v) reimbursement for outplacement services for a period of up to one year in an amount not to exceed $50,000. Mr. Lawande will be entitled to participate in the Company’s standard benefits and perquisites on the same basis as other senior executives of the Company, as well as receive reimbursement of up to $10,000 of professional fees incurred in connection with finalizing the employment agreement and related agreements. The employment agreement includes a clawback provision whereby Mr. Lawande may be required, upon certain triggering events, to repay all or a portion of his compensation, pursuant to any clawback policy adopted by or applicable to the Company, including under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The employment agreement also contains customary confidentiality, ownership of works and non-disparagement provisions, as well as standard non-competition and non-solicitation provisions.

The following table sets forth information on outstanding stock options and stock units held by the Named Executive Officers at December 31, 2015, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option. Outstanding equity awards at December 31, 2015 are as follows (unless otherwise indicated by footnote).

Outstanding Equity Awards at 2015 Fiscal Year-End

Name		Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Sachin S. Lawande	06/29/2015	—	17,309	—	$104.75	06/28/2022	—		—	—		—
	06/29/2015	—	—	—	—	—	30,187	(3)	$3,456,412	—		—
	06/29/2015	—	—	—	—	—	5,916	(4)	$677,382	—		—
	06/29/2015	—	—	—	—	—				11,974	(12)	$1,371,023

Jeffrey M. Stafeil	10/31/2012	—	—	—	—	—	120,106	(5)	$13,752,137

Peter M. Ziparo	10/29/2012	—	—	—	—	—	5,845	(5)	$669,253	—		—
	03/27/2014	—	—	—	—	—	727	(6)	$83,242	—		—
	03/27/2014	—	—	—	—	—	2,094	(7)	$239,763	—		—
	03/05/2015	—	2,508	—	$101.58	03/04/2022	—		—	—		—
	03/05/2015	—	—	—	—	—	912	(8)	$104,424	—		—
	03/05/2015	—	—	—	—	—	—		—	1,763	(12)	$201,864

William M. Robertson	10/29/2012	—	—	—	—	—	6,096	(5)	$697,992	—		—
	03/27/2014	—	—	—	—	—	522	(9)	$59,769	—		—
	03/27/2014	—	—	—	—	—	1,505	(7)	$172,323	—		—
	03/05/2015	—	1,855	—	$101.58	03/04/2022	—		—	—		—
	03/05/2015	—	—	—	—	—	675	(10)	$77,288	—		—
	03/05/2015	—	—	—	—	—	—		—	1,304	(12)	$149,308

Timothy D. Leuliette	09/30/2012	—	—	—	—	—	—		—	—		—

Martin T. Thall	11/19/2013	—	—	—	—	—	5,334	(11)	$610,743	—		—

(1)	Stock options vest in one-third increments annually from date of grant.

(2)	The market value of unvested restricted stock units and performance stock units was determined using a per share price of $114.50, the closing price of our common stock as reported on The New York Stock Exchange as of December 31, 2015. For Mr. Leuliette, this column does not reflect 309,472 shares or units of stock (valued at $35,434,544 as of December 31, 2015) which are in dispute.

(3)	30,187 restricted stock units that vest on June 29, 2018.

(4)	1,972 restricted stock units that vest on each June 29, 2016, 2017 and 2018.

(5)	The performance stock units granted as part of the 2012 Special Long Term Incentive were converted to restricted stock units based on performance achieved through June 8, 2015, the date prior to the change in control triggered upon the sale of the HVCC operations. Vesting occurs as of December 31, 2015 (conditioned on the participant remaining in the employ of the Company through such date).

(6)	363 restricted stock units that vest on March 27, 2016; and 364 restricted stock units that vest on March 27, 2017.

(7)	The performance stock units granted as part of the Annual 2014 Long Term Incentive were converted to restricted stock units based on performance achieved through June 8, 2015, the date prior to the change in control triggered upon the sale of the HVCC operations. Vesting occurs as of January 31, 2017 (conditioned on the participant remaining in the employ of the Company through such date).

(8)	304 restricted stock units that vest on each of March 5, 2016, 2017 and 2018.

(9)	261 restricted stock units that vest on each of March 27, 2016 and 2017.

(10)	225 restricted stock units that vest on each of March 5, 2016, 2017 and 2018.

(11)	5,334 restricted stock units that vest on January 2, 2016 (six months plus one day after termination).

(12)	Performance stock units granted as part of the 2015 Long Term Incentive. The performance period concludes on December 31, 2017 with vesting occurring on January 31, 2018 based on the Company’s relative total shareholder return (“TSR”).

The following table sets forth information regarding the exercising of vested stock options and the vesting of restricted stock and/or restricted stock units during 2015 for each of the Named Executive Officers on an aggregated basis.

Option Exercises and Stock Vested in 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Sachin S. Lawande	—	$—	—	—
Jeffrey M. Stafeil	—	$—	9,691	$1,040,135
Peter M. Ziparo	3,773	$114,042	2,511	$254,648
William M. Robertson	2,952	$90,943	2,495	$253,655
David G. Pettyes	—	$—	—	—
Timothy D. Leuliette	—	$—	—	—
Martin T. Thall	—	$—	5,333	$638,787
Michael J. Widgren	12,949	$452,193	35,007	$4,026,675

(1)	These values were determined by using the market value of our common stock on The New York Stock Exchange at the time of exercise less the option exercise price, without regard to cash or shares withheld for income tax purposes.

(2)	These values were determined by using the average of the high and low prices of our common stock on The New York Stock Exchange on such vesting dates, without regard to cash or shares withheld for income tax purposes.

Retirement Benefits

Defined Benefit Plans

The following table sets forth the actuarial present value of Messrs. Ziparo, Robertson and Widgren’s accumulated benefit under each defined benefit plan, assuming benefits are paid at normal retirement age. The table also shows the number of years of credited service under each such plan, computed as of the same pension plan measurement date used in the Company’s audited financial statements for the year ended December 31, 2015. The table also reports any pension benefits paid to each Named Executive Officer during the year. Messrs. Lawande, Stafeil, Pettyes, Leuliette, and Thall are not entitled to defined benefits as they were hired after the defined benefit plans were frozen as described below.

Pension Benefits for 2015

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Peter M. Ziparo	Visteon Pension Plan	9.20	$99,063	$—
	Pension Parity Plan	9.20	$1,201	$—
	Supplemental Executive Retirement Plan	9.20	$94,748	$—
William M. Robertson	Visteon Pension Plan	21.50	$553,025	$—
	Pension Parity Plan	21.50	$13,623	$—
	Supplemental Executive Retirement Plan	21.50	$250,970	$—
Michael J. Widgren	Visteon Pension Plan	6.20	$75,148	$—
	Pension Parity Plan	6.20	$17,671	$—
	Supplemental Executive Retirement Plan	6.20	$105,640	$—

(1)	The present value of the accumulated benefits was determined using the discount rate, mortality assumptions, interest crediting rate and measurement date (December 31, 2015) used by the Company for financial reporting purposes as further described in Note 14 “Employee Benefit Plans” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s 2015 Form 10-K. The benefits were assumed to be payable at normal retirement ages or such earlier ages at which the executives could commence an unreduced retirement benefit.

The Company froze compensation and service in its defined benefit pension plan for U.S. employees effective December 31, 2011. The frozen plan, the Visteon Pension Plan (the “Qualified Pension Plan”), is a defined benefit plan qualified under Section 401(a) of the Internal Revenue Code (the “Code”). Visteon provides additional pension benefits to its U.S. executives under the following nonqualified supplemental pension arrangements: the 2010 Supplemental Executive Retirement Plan (“SERP”); and the 2010 Pension Parity Plan (“Pension Parity Plan”). The defined benefit component of the SERP and the Pension Parity Plan were also frozen on December 31, 2011.

In order to reduce the costs and volatility of these benefits to permit the Company to compete on a global basis, Visteon has made a number of modifications to its retirement programs over time. As a result, participation in these plans, and certain features of the plans, depend on when each executive was hired by the Company.

U.S. Executives Hired Before January 1, 2002 — Mr. Robertson

Qualified Pension Plan

The non-contributory feature of the Qualified Pension Plan provides a monthly benefit, payable in the form of a life annuity, equal to a flat rate (fixed dollar rate) times years of employment prior to July 1, 2006. The highest flat rate in effect on June 30, 2006 was $47.45. Prior to July 1, 2006, following three months of employment, a participant could elect to be covered by the contributory feature of the plan and receive a contributory benefit in lieu of the non-contributory benefit. The contributory benefit, payable in the form of a life annuity, is equal to 1.5% of Final Average Monthly Salary times years of employment (prior to July 1, 2006) while a contributory participant plus 0.4% of Final Average Monthly Salary in excess of the Social Security Breakpoint times years of employment (prior to July 1, 2006, not to exceed 35 years) while a contributory participant. Final Average Monthly Salary is the highest average monthly salary paid as of any five consecutive December 31 dates during the last 120 consecutive months prior to January 1, 2012 while a contributory participant. The Social Security Breakpoint is equal to 150% of the average of the Social Security Wage Base for the 35 year period ending with the calendar year in which occurs the 120 month period mentioned above. Normal retirement is age 65 and portions of early retirement benefits are available at age 62 unreduced for age. Early retirement benefits are available as early as age 55 with 10 years of service or at any age with 30 years of service with portions reduced from age 62. If the employee was contributing to the plan as of June 30, 2006, future December 31 base pay amounts continue to be recognized for purposes of determining the Final Average Monthly Salary through December 31, 2011. Effective July 1, 2006, salaried employees accrue monthly cash balance benefits under the pension plan. The Cash Balance benefit is based on a hypothetical account which grows with 4% pay credits through December 31, 2011 and interest credits based on the 30-year Treasury bond rate which continue until commencement of benefit payments. The cash balance vesting requirement for service after January 1, 2008 is three years. At retirement, the vested account balance is payable as a lump sum or converted into a monthly benefit payable in the form of a life annuity. The benefit payable from the cash balance feature is reduced for early commencement if payment begins before age 65. Effective January 1, 2013, participants may elect to receive the entire value of the Qualified Pension Plan benefit as a lump sum.

Nonqualified Pension Plans

Since the Qualified Pension Plan is a qualified plan, it is subject to the rules of the Code. The Code limits the amount of benefits that may be paid by a qualified plan and it limits the amount of salary that may be recognized in computing plan benefits. The maximum accrued benefit for 2015 is $210,000 and the maximum annual salary the plan may recognize for 2011, the year the plan was frozen is $245,000. The Pension Parity Plan, an unfunded, nonqualified pension plan, restores any benefits lost due to the limitations on benefits and compensation imposed by the Code. The changes to the Qualified Pension Plan that took effect on July 1, 2006 and December 31, 2011 also apply to the Pension Parity Plan.

For eligible executives hired prior to January 1, 2002, the SERP, a nonqualified, unfunded pension benefit, provides an additional monthly benefit, calculated in the form of a life annuity, equal to the participant’s Final Average Monthly Salary (without regard to the Code compensation limit) times years of employment times a percentage determined by job classification at retirement. The percentages range between 0.20% and 0.90%. Credited service earned under this formula ceased to accrue under the SERP as of June 30, 2006. Effective as of July 1, 2006 through December 31, 2011 eligible executives participate in the “BalancePlus SERP” feature of the SERP. The BalancePlus SERP provides an additional monthly benefit based upon a hypothetical account balance that is in excess of the amount calculated under the Qualified Pension Plan BalancePlus Program and the Pension Parity Plan. The account balance from the BalancePlus SERP before offset is calculated under the formulas in the BalancePlus Program with the following modifications: 1) Annual Salary is calculated without regard to the Code compensation limit; 2) Final Average Monthly Salary is increased by the average of the three highest consecutive Annual Incentive amounts; and 3) a 15% benefit multiplier is used under the Pension Equity formula in lieu of the 12.5% benefit multiplier. The Pension Equity account under the BalancePlus SERP has its own early retirement reduction factors, which are applied at early retirement before offsetting the amount calculated under the BalancePlus Program and the Pension Parity Plan. Unlike the Qualified and Pension Parity Plans, the service under the Pension Equity formula was not frozen in 2006, but continued to be recognized through December 31, 2011.

U.S. Executives Hired on or After January 1, 2002 and prior to January 1, 2012 — Messrs. Ziparo and Widgren

Qualified Pension Plan

Salaried employees hired on or after January 1, 2002 and prior to January 1, 2012 participate in the BalancePlus Program, a feature of the Qualified Pension Plan. The monthly benefit payable from the BalancePlus Program is based on the greater of the Cash Balance benefit or the Pension Equity benefit attributable to service prior to July 1, 2006, and a Cash Balance benefit for service thereafter through December 31, 2011. The Cash Balance benefit is based on a hypothetical account which grows with 4% pay credits through December 31, 2011 and interest credits based on the 30-year Treasury bond rate continuing until commencement of benefit payments. The Pension Equity benefit is based on a hypothetical account at age 65 equal to 12.5% of Final Average Monthly Salary times credited service. At retirement, these account balances may be paid as a lump sum (for benefits commencing after December 31, 2012) or converted into a monthly benefit payable in the form of a life annuity. Credited service earned under the Pension Equity feature of the plan ceased to accrue as of June 30, 2006, although changes in base pay continued to be recognized for purposes of determining the Final Average Monthly Salary through December 31, 2011. The benefit payable from the BalancePlus Program is reduced for early commencement if payment begins before age 65.

Nonqualified Pension Plans

Since the Qualified Pension Plan is a qualified plan, it is subject to the rules of the Code. The Code limits the amount of benefits that may be paid by a qualified plan and it limits the amount of salary that may be recognized in computing plan benefits. The maximum accrued benefit for 2015 is $210,000 and the maximum annual salary the plan may recognize for 2011, the year the plan was frozen is $245,000. The Pension Parity Plan, an unfunded, nonqualified pension plan, restores any benefits lost due to the limitations on benefits and compensation imposed by the Code. The changes to the Qualified Pension Plan that took effect on July 1, 2006 and December 31, 2011 also apply to the Pension Parity Plan.

Eligible executives hired on or after January 1, 2002 and prior to January 1, 2012 participate in the “BalancePlus SERP” feature of the SERP. The BalancePlus SERP provides an additional monthly benefit based upon a hypothetical account balance that is in excess of the amount calculated under the Qualified Pension Plan BalancePlus Program and the Pension Parity Plan. The account balance from the BalancePlus SERP before offset is calculated under the formulas in the BalancePlus Program with the following modifications: 1) Annual Salary is calculated without regard to the Code compensation limit; 2) Final Average Monthly Salary is increased by the average of the three highest consecutive Annual Incentive amounts; and 3) a 15% benefit multiplier is used under the Pension Equity formula in lieu of the 12.5% benefit multiplier. The Pension Equity account under the BalancePlus SERP has its own early retirement reduction factors, which are applied at early retirement before offsetting the amount calculated under the BalancePlus Program and the Pension Parity Plan. Unlike the Qualified and Pension Parity Plans, the service under the Pension Equity formula was not frozen in 2006, but continued to be recognized through December 31, 2011.

The Pension Parity Plan, Savings Parity Plan and SERP provide for automatic payment in the form of a single lump sum distribution for benefits commencing on and after January 1, 2007. The actuarial conversion factors used to determine the single lump distribution are the same as those used to value the Company’s pension obligations in the audited financial statements.

Defined Contribution Qualified Plan

The Named Executive Officers, as well as most U.S. salaried employees, are also entitled to participate in the Visteon Investment Plan, Visteon’s investment and savings plan. The amounts that may be deferred are limited by the Code. From January 1, 2012, the Company matched employee contributions of up to 6% of pay at a rate of 100% of the employee’s eligible contributions. Amounts deferred for each Named Executive Officer are reflected in the “Salary” column of the above “Summary Compensation Table.”

Savings Parity and Amended SERP Plans

Effective January 1, 2012, the Company adopted a new Savings Parity Plan that restores company matching contributions under the Visteon Investment Plan lost due to Code limitations, and amended the SERP to provide benefits through a defined contribution approach: eligible employees will receive credits equal to 6%, 9%, or 14.5% of base compensation and annual incentive, dependent upon their organizational levels. The account balances in both the Savings Parity Plan and the amended SERP will be increased or reduced to reflect earnings and losses on hypothetical investments designated by the employee.

2015 Nonqualified Deferred Compensation

The following table provides information about the nonqualified defined contribution deferred compensation plans in which our NEOs participate or participated, subject to the terms of such plans. Our NEOs participate during their tenure in the Savings Parity Plan and the Defined Contribution SERP (“DC SERP”) Plan, both of which became effective on January 1, 2012. The Savings Parity Plan restores company matching contributions under the Visteon Investment Plan, Visteon’s investment and savings plan, lost due to IRS Code limitations. The DC SERP plan provides benefits through a defined contribution approach where eligible employees receive credits equal to 6%, 9% or 14.5% of base compensation and annual incentive, dependent upon their organizational levels. Account balances in both the Savings Parity Plan and DC SERP will be increased or reduced to reflect earnings and losses on hypothetical investments designated by the employee.

Nonqualified Deferred Compensation for 2015

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Sachin S. Lawande
Savings Parity Plan (1)	$—	$—	$—	$—	$—
DC SERP (2)	$—	$73,598	$(778)	$—	$72,820
Jeffrey M. Stafeil
Savings Parity Plan (1)	$—	$66,969	$(3,164)	$—	$179,866
DC SERP (2)	$—	$124,304	$(10,764)	$—	$358,750
Peter M. Ziparo
Savings Parity Plan (1)	$—	$20,919	$666	$—	$60,676
DC SERP (2)	$—	$36,819	$1,380	$—	$137,621
William M. Robertson
Savings Parity Plan (1)	$—	$12,031	$1,756	$—	$59,896
DC SERP (2)	$—	$27,931	$330	$—	$127,773
David G. Pettyes
Savings Parity Plan (1)	$—	$—	$—	$—	$—
DC SERP (2)	$—	$4,054	$(50)	$—	$4,004
Timothy D. Leuliette
Savings Parity Plan (1)	$—	$115,714	$(7,806)	$—	$—
DC SERP (2)	$—	$318,067	$(27,691)	$—	$—
Martin T. Thall
Savings Parity Plan (1)	$—	$43,763	$(750)	$—	$68,950
DC SERP (2)	$—	$89,495	$(5,059)	$—	$154,373
Michael J. Widgren
Savings Parity Plan (1)	$—	$15,511	$(2,529)	$—	$105,674
DC SERP (2)	$—	$40,764	$(6,393)	$—	$206,736

(1)	The Savings Parity Plan was adopted effective January 1, 2012. The Company contributions noted in this Table represent accrued contributions to be credited to each participant’s account for the fiscal year reported in this Proxy as well as well as the aggregate earnings and aggregate withdrawals/distributions made to the participants’ accounts during fiscal year 2015.

(2)	The Defined Contribution SERP (“DC SERP”) was adopted effective January 1, 2012. This Table reflects Company contributions, aggregate earnings, aggregate gains/losses, and aggregate withdrawals/distributions made to the participants’ accounts during fiscal year 2015.

(3)	These amounts are included in the All Other Compensation column of the Summary Compensation Table.

(4)	For Mr. Leuliette, this column does not reflect $1,666,031 of aggregate nonqualified deferred compensation which is in dispute.

Potential Payments Upon Termination

Set forth below are estimated accelerated payments and benefits that would have been provided to the Named Executive Officers remaining employed by the Company at the end of 2015 upon their hypothetical termination of employment (or that would have been accelerated upon a change in control) under specified circumstances as provided in the relevant agreements and plans, assuming that the relevant triggering event occurred at December 31, 2015 and based on the Company’s closing common stock price as of December 31, 2015. These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to those Named Executive Officers, which amounts would only be known at the time that they become eligible for payment and would only be payable if any of the triggering events were to occur under the terms of the relevant agreements. Accrued amounts (other than the accelerated vesting of retirement benefits noted below) under the Company’s pension and defined contribution plans are not included in this table.

Named Executive Officer (1)	Involuntary Termination (w/o cause or for Good Reason)	Change in Control	Qualifying Termination after Change in Control
Sachin S. Lawande
Benefit:
• Severance Payments	$3,000,000	N/A	$4,000,000
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (2)	$—	$—	$168,763
• Accelerated Stock/Unit Awards Vesting (3)	$4,163,793	$—	$5,504,817
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	N/A	N/A	$—
• Deferred Compensation (4)	$—	$—	$72,820
• Continuation of Health & Welfare Benefits (5)	$20,235	N/A	$21,189
• Outplacement Services (6)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$7,234,028	$—	$9,817,589

Jeffrey M. Stafeil
Benefit:
• Severance Payments	$1,965,317	N/A	$2,620,423
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (2)	$—	$—	$—
• Accelerated Stock/Unit Awards Vesting (7)	$—	$—	$—
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (4)	$—	$—	$538,616
• Continuation of Health & Welfare Benefits (5)	$15,811	N/A	$16,468
• Outplacement Services (6)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$2,031,128	$—	$3,225,507

Named Executive Officer (1)	Involuntary Termination (w/o cause or for Good Reason)	Change in Control	Qualifying Termination after Change in Control
Peter M. Ziparo
Benefit:
• Severance Payments	$577,500	N/A	$866,250
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (2)	$—	$—	$32,403
• Accelerated Stock/Unit Awards Vesting (7)	$453,306	$—	$629,292
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (4)	$—	$—	$—
• Continuation of Health & Welfare Benefits (5)	$22,630	N/A	$22,997
• Outplacement Services (6)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$1,103,436	$—	$1,600,942

William M. Robertson
Benefit:
• Severance Payments	$487,500	N/A	$731,250
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (2)	$—	$—	$23,967
• Accelerated Stock/Unit Awards Vesting (7)	$328,501	$—	$458,687
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (4)	$—	$—	$—
• Continuation of Health & Welfare Benefits (5)	$22,630	N/A	$23,646
• Outplacement Services (6)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$888,631	$—	$1,287,550

David G. Pettyes
Benefit:
• Severance Payments	$525,000	N/A	$525,000
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (2)	$—	$—	$—
• Accelerated Stock/Unit Awards Vesting (7)	$—	$—	$—
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (4)	$—	$—	$4,004
• Continuation of Health & Welfare Benefits (5)	$20,235	N/A	$20,235
• Outplacement Services (6)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$595,235	$—	$599,239

(1)	Messrs. Leuliette, Thall and Widgren are not included in the above table because their service terminated effective as of June 8, 2015, June 12, 2015 and July 1, 2015, respectively. The terms of their separations are described above; regarding Mr. Leuliette, separation benefits, which are in dispute, have not been paid. In addition, Messrs. Pettyes, Ziparo and Stafeil’s employment with the Company terminated effective as of January 31, 2016, March 31, 2016 and March 31, 2016, respectively.

(2)	Vesting for all unvested stock options would be accelerated in the event of a change in control followed by a qualifying termination, as defined by the terms and conditions of the relevant awards; the amount included in the table above is the excess of the market price of Visteon common stock as of December 31, 2015 over the exercise price of the unvested stock options as of that date.

(3)	Mr. Lawande’s Buy-Out RSU grant fully vests upon involuntary termination without cause or for Good Reason (whether a change in control has occurred or not). Mr. Lawande’s other RSU and PSU awards are prorated based on service under an involuntary termination without cause or for Good Reason and fully vest under a qualifying termination after a change in control. The value of the units under each scenario is based upon the market price of Visteon common stock on December 31, 2015 and for PSUs, performance is assumed at target. Additionally, it is assumed that all units are converted or assumed by an acquirer in the event of a change in control, and, thus, such awards do not accelerate upon a change in control with continuing employment.

(4)	Represents the unvested values as of December 31, 2015 payable under each scenario for the participant’s accounts in the DC SERP and Savings Parity Plan, nonqualified deferred compensation plans.

(5)	The estimated cost of continuing health and welfare benefits is based on current insurance premiums.

(6)	The amount of covered or reimbursed services was assumed to be the maximum amount allowable under change in control agreements and the severance plan, as described further below. The amounts to be reimbursed will be only for those expenses actually incurred by the executive, and may be significantly less than the amount presented in the table.

(7)	Messrs. Ziparo and Robertson’s 2014 RSU and PSU grants are subject to the change in control triggered by the sale of HVCC and, therefore, fully vest upon involuntary termination without cause under the terms and conditions of the relevant awards. Messrs. Ziparo and Robertson’s 2015 RSU and PSU awards are prorated based on service under an involuntary termination without cause or for Good Reason and fully vest under a qualifying termination after a change in control as defined under the terms and conditions of the relevant awards. The value of the units under each scenario is based upon the market price of Visteon common stock on December 31, 2015 and for the PSUs, performance is assumed at target. Additionally, it is assumed that all units are converted or assumed by an acquirer in the event of a change in control, and, thus, such awards do not accelerate upon a change in control with continuing employment.

Potential Payments Upon Change in Control

The 2010 Incentive Plan was amended in June 2015 to change the default on acceleration of awards under the plan upon a change in control from a “single-trigger” to a “double-trigger.” Most equity award agreements entered into in 2014 and 2015 also provided for a “double-trigger.” Thus, awards under the plan will be accelerated upon a change in control (without a subsequent termination of employment) only if the awards are not assumed, converted or replaced by the acquirer or continuing entity.

Change in Control followed by Qualifying Termination

The Company has entered into change in control agreements with all of its Named Executive Officers, except Messrs. Lawande and Pettyes. Mr. Lawande’s employment agreement includes similar change in control provisions. These agreements provide for certain benefits if a qualifying termination occurs following a change in control of the Company, as defined by the agreements. For the Named Executive Officers, a qualifying termination includes a termination of the executive’s employment without cause or a resignation for good reason (as defined by the agreements), in each case, within two years after the change in control. The benefits are designed to retain and motivate employees during the uncertain process that precedes a change in control transaction.

Subject to the terms of the applicable agreements and plans, the Named Executive Officers are entitled to the following benefits pursuant to the change in control or employment agreements so long as the executive signs an acceptable release of claims:

•

the payment of any unpaid salary or incentive compensation, together with all other compensation and benefits payable to the executive under the terms of the Company’s compensation and benefits plans, earned through the date of termination;

•	a severance payment in the amount of one and a half times (other than Messrs. Lawande and Stafeil, which are two times) base salary plus the executive’s target annual bonus;

•	the continuation for eighteen months following termination of life, accident and health insurance benefits for the executive and his or her dependents;

•

all contingent annual bonus awards under the 2010 Incentive Plan (or other plans) for periods that have not been completed become payable on a pro-rated basis assuming the achievement at target levels of any individual or corporate performance goals;

•

the benefits then accrued by or payable to the executive under the SERP, the Pension Parity Plan and the Savings Parity Plan, as applicable, or any other nonqualified plan providing supplemental retirement or deferred compensation benefits, become fully vested; and

•	reimbursement for the cost of outplacement services for up to twelve months following termination, not to exceed $50,000;

Change in control payments for the Named Executive Officers are not grossed up for the payment of any section 4999 excise taxes. However, if such payments would be subject to section 4999 excise taxes, the applicable payments will be reduced to the extent necessary so that no portion of the total payments is subject to excise tax, but only if the net amount of such reduced payments is not less than the net amount of the total payments without such reduction.

“Good Reason” under the change in control agreements includes the following:

•	a negative material alteration is made in the executive’s duties and responsibilities;

•	the executive’s annual base salary is decreased (except for certain across-the-board reductions);

•	the executive is required to relocate his or her residence or principal office location by more than 50 miles;

•	the executive’s incentive compensation or other benefits are decreased by ten percent or more (except for certain across-the-board reductions); or

•	the executive is not paid any portion of his or her then current compensation or an installment under any deferred compensation program.

“Good Reason” under Mr. Lawande’s employment agreement shall mean the occurrence of any of the following events, without the express written consent of Mr. Lawande:

•

the Company’s assignment of duties (including titles and reporting relationships) inconsistent in any material respect with the duties or responsibilities as contemplated by Mr. Lawande’s employment agreement, any failure to re-nominate Mr. Lawande for election by the Company’s stockholders as a member of the Board, or any other action by the Company that results in a significant diminution in Mr. Lawande’s position, authority, duties or responsibilities (provided that any sale or other disposition of assets by the Company shall not, in and of itself, constitute a significant diminution in Mr. Lawande’s position, authority, duties or responsibilities; and provided, further, that a reduction in authority, duties or responsibilities resulting solely from the Company ceasing to be a publicly traded entity shall not constitute Good Reason hereunder); or

•	the Company’s material breach of any provision of Mr. Lawande’s employment agreement.

Each executive agrees to comply with confidentiality, non-disparagement and non-competition covenants during the term of the agreement and for a period thereafter. In addition, in the event of a potential change of control, as defined in the change in control agreements, each executive other than Mr. Lawande agrees not to voluntarily terminate his or her employment, except for retirement or good reason, until the earlier of six months after such potential change of control or the occurrence of a change in control.

A “change in control” will be deemed to have occurred under the change in control agreements and Mr. Lawande’s employment agreement as of the first day any one or more of the following is satisfied:

(A) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more (more than 50% under Mr. Lawande’s employment agreement) of the combined voting power of the Company’s then outstanding securities (subject to certain exceptions as described in the agreements);

(B) except under Mr. Lawande’s employment agreement, within any twelve month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, at the beginning of the twelve month period, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the twelve month period or whose appointment, election or nomination for election was previously so approved or recommended (for these purposes, (x) a threatened election contest will be deemed to have occurred only if any person or entity publicly announces a bona fide intention to engage in an election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, and (y) a withhold vote campaign with respect to any director will not by itself constitute an actual or threatened election contest);

(C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more (more than 50% under Mr. Lawande’s employment agreement) of the combined voting power of the Company’s then outstanding securities; or

(D) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

However, a “change in control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions (or, in the case of Mr. Lawande, certain other transactions specified in Mr. Lawande’s employment agreement). In addition, the terms and conditions applicable to certain equity awards provide as follows:

•

the outstanding restricted stock units granted in 2014 and/or 2015 to Messrs. Lawande, Ziparo and Robertson (the “2014/2105 RSUs”) will become immediately (i) fully vested if the holder’s employment is terminated without cause or for good reason (each as defined in the applicable change in control agreements) within 24 months following a change in control if such units are assumed, converted or replaced by the acquirer or other continuing entity, or (ii) vested on a pro rata basis if the holder’s employment is terminated without cause or for good reason and either a change in control has occurred before the termination of employment or the holder had remained in the employ of the Company for at least 180 days following the grant date (to the extent not accelerated pursuant to (i)); and

•

upon a change in control in which the acquirer or other continuing entity assumes, converts or replaces such units, the outstanding performance stock units granted in 2014 and/or 2015 to Messrs. Lawande, Ziparo and Robertson (the “2014/2105 PSUs”) will become immediately vested to the extent that the performance metrics have been achieved as of the date of such change in control (with any remainder being forfeited) if the holder’s employment is terminated without cause or for good reason (each as defined in the applicable change in control or employment agreement) within 24 months following the change in control.

In addition to any other benefits described above or set forth in an award agreement at the time of the award, the 2010 Incentive Plan provides for the following benefits upon a change in control followed by a termination of employment within 24 months following such change in control:

•	any awards not previously vested shall become fully vested;

•

any awards under the plan that relate to performance periods that have been completed as of the date of the change in control, but that have not yet been paid, are paid in accordance with the terms of such awards;

•

any awards under the plan that relate to performance periods that have not been completed as of the date of the change in control, and that are not then vested, become fully vested if vesting is based solely upon the length of the employment relationship as opposed to the satisfaction of one or more performance goals; and

•

any other awards that relate to performance periods that have not been completed as of the date of the change in control, and that are not then vested, will be treated as vested and earned pro rata, as if the performance goals at target levels are attained as of the effective date of the change in control (based on the number of days that have elapsed from the beginning of the performance period to the date of the change in control compared to the total number of days in the original performance period).

Messrs. Widgren and Thall were separated from the Company during 2015 following the change in control triggered by the sale of HVCC. Please see the “All Other Compensation” column in the “Summary Compensation Table,” above. In addition, Messrs. Stafeil and Ziparo’s employment with the Company was terminated effective March 31, 2016 and will receive the separation benefits described above which are estimated to be $3.3 million and $1.7 million, respectively.

Voluntary Termination without “Good Reason” or Involuntary Termination for “Cause”

An executive who voluntarily resigns without good reason or whose employment is terminated by the Company for cause (each as defined in the Change in Control Agreements, Terms and Conditions of Stock Grants and the individual employment agreement applicable to Mr. Lawande) will be entitled to receive unpaid salary and benefits, if any, he has accrued through the effective date of his termination, and the executive will forfeit any outstanding, unvested equity-based awards.

Involuntary Termination without “Cause” or Voluntary Termination for “Good Reason”

Upon the involuntary termination of employment by the Company (other than for specified reasons, including disability, availability of other severance benefits, and inappropriate conduct), and subject to the terms of the Plan described below, all officers elected by the Board of Directors are entitled to severance benefits under the 2010 Visteon Executive Severance Plan. For the NEOs that qualify for any benefits, these severance benefits include a cash payment equal to 150% (for Messrs. Lawande and Stafeil) or 100% (for Messrs. Ziparo, Robertson and Pettyes) of one year of base salary and their target annual incentive opportunity, a pro-rated annual incentive bonus for the fiscal year during which the termination occurs (based on actual Company performance during the period), the reimbursement of medical coverage premiums under COBRA for eighteen months following termination, and the provision of outplacement services for up to twelve months (not to exceed $50,000). However, if the eligible executive does not execute an acceptable release and waiver of claims, such executive will only be entitled to a cash payment equal to four weeks of base salary. The severance plan permits executives to receive both the severance benefits under the plan and, if eligible, the retirement benefits described above. For Mr. Lawande, the severance benefits provided under his employment agreement (as further described above under “Employment Agreement with Mr. Lawande”) apply in lieu of benefits under the severance plan during the term of such employment agreement.

The 2010 Incentive Plan does not accelerate any of the outstanding awards held by executives who are involuntarily terminated. However, the terms and conditions applicable to certain equity awards provide as follows:

•

the 2014/2015 RSUs will vest on a pro rata basis (other than Mr. Lawande’s Sign-On/Buy-Out RSUs, which will vest in full) if the holder’s employment is involuntary terminated generally without cause or for good reason (each as defined in the applicable terms and conditions), provided that (except with respect to Mr. Lawande) the holder had remained in the employ of the Company for at least 180 days following the grant date; and

•

the 2014/2015 PSUs will not be forfeited and will vest on the scheduled vesting date on a pro rata basis if the holder’s employment is involuntary terminated without cause or for good reason (each as defined in the applicable terms and conditions), provided that the holder had remained in the employ of the Company for at least 180 days following the grant date (and the termination is either before any change in control or more than 24 months after any change in control, as defined in the applicable terms and conditions).

Termination Upon Retirement, Death or Disability

Following termination of executive’s employment for disability, the executive will receive all compensation payable under the Company’s disability and medical plans and insurance policies, which are available generally to the Company’s salaried employees. A termination upon the retirement, death or disability of a Named Executive Officer is generally treated the same as an involuntary termination with respect to the 2014 and 2015 RSUs and 2014 and 2015 PSUs. In addition, pursuant to Mr. Lawande’s employment agreement, he is entitled upon death or disability to any contingent annual bonus awards under the 2010 Incentive Plan (or other plans) for periods that have not been completed on a pro-rated basis based on actual achievement of any individual or corporate performance goals.

In addition to the payments and benefits described above, the Organization and Compensation Committee of the Board may authorize additional payments when it separates a Named Executive Officer. The Company might agree to make the payments it deems necessary to negotiate a definitive termination agreement with the terms, such as a general release of claims, nondisparagement, cooperation with litigation, noncompetition and nonsolicitation agreements, as determined by the Company.

The following table summarizes information as of December 31, 2015 relating to its equity compensation plans pursuant to which grants of stock options, stock appreciation rights, stock rights, restricted stock, restricted stock units and other rights to acquire shares of its common stock may be made from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(c)(2)
Equity compensation plans approved by security holders	812,398	$97.81	2,002,794
Equity compensation plans not approved by security holders	—	$—	—

Total	812,398	$97.81	2,002,794

(1)	Comprised of stock options, stock appreciation rights, which may be settled in stock or cash at the election of the Company, and outstanding restricted stock and performance stock units, which may be settled in stock or cash at the election of the Company without further payment by the holder, granted pursuant to the Visteon Corporation 2010 Incentive Plan. The weighted-average exercise price of outstanding options, warrants and rights does not take into account restricted stock or performance stock units that will be settled without any further payment by the holder.

(2)	Excludes an indefinite number of stock units that may be awarded under the Visteon Corporation Non-Employee Director Stock Unit Plan, which units may be settled in cash or shares of the Company’s common stock. Such plan provides for an annual, automatic grant of stock units worth $105,000 to each non-employee director of the Company. There is no maximum number of securities that may be issued under this Plan; however, the Plan will terminate on December 15, 2020 unless earlier terminated by the Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. Visteon management has the primary responsibility for the company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The independent registered public accounting firm also expresses an opinion, based on an audit, on the effectiveness of Visteon’s internal control over financial reporting. The Audit Committee oversees and monitors these processes and reports to the Board of Directors on its findings. During 2015, the Audit Committee held nine meetings.

During the year, the Audit Committee met and held discussions with Visteon management and Ernst & Young LLP, the independent registered public accounting firm. The Audit Committee discussed with Ernst & Young the overall scope and plans for their audit. The Audit Committee reviewed and discussed with Visteon management and Ernst & Young LLP the audited financial statements contained in the company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as the company’s internal control over financial reporting. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States)(PCAOB) Auditing Standard No. 16, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations.

Ernst & Young LLP submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP the firm’s independence and considered whether the provision of non-audit services by Ernst & Young LLP to the company is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee concluded that the independence of Ernst & Young LLP from Visteon and management is not compromised by the provision of such non-audit services.

Based on these reviews and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015, and filed with the SEC.

Audit Committee Duncan H. Cocroft (Chairman) Robert J. Manzo David L. Treadwell

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Visteon filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Visteon specifically incorporates this Audit Committee Report by reference into any such filing.

AUDIT FEES

The Audit Committee selects, subject to stockholder ratification, our independent registered public accounting firm for each fiscal year. During the years ended December 31, 2015 and December 31, 2014, Ernst & Young LLP was employed principally to perform the annual audit of the company’s consolidated financial statements and internal control over financial reporting and to provide other services. Fees paid to Ernst & Young LLP for 2015 and 2014 are listed in the following table:

Year Ended December 31	Audit Services Fees	Audit Related Fees	Tax Fees	All Other Fees
2015	$5,100,000	$1,500,000	$3,500,000	$900,000
2014	$6,536,000	$352,000	$3,901,000	$581,000

Audit services fees include fees for services performed to comply with Sarbanes-Oxley Section 404 and Generally Accepted Auditing Standards (“GAAS”) as adopted by the Public Company Accounting Oversight Board and approved by the SEC, including the recurring audit of the company’s consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to the audit of income tax provisions and related reserves, and consents, assistance, and review of documents filed with the SEC.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles (“GAAP”), reviews and evaluations of the impact of new regulatory pronouncements, and audit services performed related to divested businesses and benefit/pension plans.

Tax fees primarily represent fees for tax planning services and tax-related compliance, and all other fees relate to acquisition and divestiture advisory services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted procedures for its annual review and pre-approval of all audit and permitted non-audit services provided by the independent registered public accounting firm. These procedures include reviewing and approving a budget for audit and permitted non-audit services by category. The Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the company’s ability to manage or control risks and improve audit quality. The Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by its independent registered public accounting firm that are not encompassed by the Audit Committee’s annual pre-approval and not prohibited by law. The Audit Committee has delegated to the Chairman of the Audit Committee the approval authority, on a case-by-case basis, for services outside of or in excess of the Audit Committee’s aggregate pre-approved levels and not prohibited by law. In order to monitor services rendered and actual fees paid and commitments to be paid to the independent registered public accounting firm, the Chairman, or designee, shall report any such decisions to the Audit Committee at its next regular meeting.

ITEM 2. APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The next proposal on the agenda for the Annual Meeting will be ratifying the appointment of Ernst & Young LLP by the Audit Committee as the Company’s independent registered public accounting firm for fiscal year 2016. Ernst & Young LLP served in such capacity for fiscal year 2015.

Representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions. For information regarding fees paid to Ernst & Young LLP, see “Audit Fees” on page 42.

The Board of Directors Recommends that You Vote FOR the Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2016.

ITEM 3. PROVIDE AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are seeking stockholder approval of the Company’s executive compensation program and practices as disclosed in this Proxy Statement. While this vote is advisory, and not binding on the Board, it will provide information to the Board and the Organization and Compensation Committee regarding investor sentiment about our executive compensation programs and practices, which the Organization and Compensation Committee will carefully review when evaluating our executive compensation program.

Stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s executive officers, as disclosed in the 2016 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

The Company is committed to maintaining executive compensation programs and practices that are aligned with the Company’s business strategy. As a result, the Company has a strong pay-for-performance philosophy that greatly impacts its decisions regarding executive compensation. Our executive compensation programs seek to align management’s interests with our stockholders’ interests to support long-term value creation and pay for performance. This philosophy and the compensation structure are essential to the Company’s ability to attract, retain and motivate individuals who can achieve superior financial results in the best interests of the Company and its stockholders. To that end, our program links pay to performance by delivering a significant majority of the total compensation opportunity of our Named Executive Officers in variable or performance-based compensation programs (annual and long-term incentive plans). Performance measures used in the Company’s annual and long-term incentive plans support the Company’s annual operating plan and longer term strategy and are tied to key Company measures of short and long-term performance. Our program also aligns the Named Executive Officers’ financial interest with those of our stockholders by delivering a substantial portion of their total compensation in the form of equity awards and other long-term incentive vehicles.

We urge our stockholders to read “Compensation Discussion and Analysis” above, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying compensation tables which provide detailed information on the compensation of our Named Executive Officers.

The Board of Directors recommends a vote FOR the approval of executive compensation set forth in this proxy statement.

ITEM 4. APPROVAL OF AMENDMENT OF BYLAWS TO IMPLEMENT PROXY ACCESS

We are asking stockholders to approve “proxy access” amendments to the Company’s bylaws. Proxy access allows eligible stockholders to include their own nominees for director in our proxy materials, along with the Board-nominated nominees. A non-binding shareholder proposal requesting that we implement a proxy access right received the support of a majority of our stockholders who cast votes at our 2015 Annual Meeting of Stockholders. After considering the views expressed by stockholders, the Board approved bylaw amendments to implement a proxy access right and, as required by the bylaws, is submitting the amendments to stockholders for approval at the Annual Meeting. The bylaw amendments will not become effective unless approved by a majority of the outstanding shares of the Company’s common stock. A summary of the proposed bylaw amendments is set forth below. This summary is not complete and is qualified in its entirety by reference to the full text of the proposed amended and restated bylaws, a copy of which is attached as Appendix B to this proxy statement.

Stockholders Eligible to Nominate

The proposed amendment will permit any stockholder or group of up to 20 stockholders who have maintained continuous qualifying ownership of at least 3% or more of the Company’s outstanding common stock for at least the previous three years to include a specified number of director nominees in the Company’s proxy materials for its annual meeting of stockholders. Two or more funds that are under common management and investment control, under common management and funded primarily by a single employer, or a “group of investment companies,” as such term is defined in the Investment Company Act of 1940, as amended (“Qualifying Fund”), will be treated as one stockholder.

Qualifying Ownership

In order to ensure that the interests of stockholders seeking to include director nominees in the Company’s proxy materials are aligned with those of other stockholders, a nominating stockholder will be considered to own only the shares for which the stockholder possesses the full voting and investment rights and the full economic interest (including the opportunity for profit and risk of loss). Under this provision, borrowed shares, shares subject to options and derivatives, and shares subject to short sales will not count as “owned” shares. However, loaned shares will be counted as “owned” shares if the stockholder has the power to recall the loaned shares within five business days’ notice and actually recalls such shares after the stockholder is notified that its nominee will be included in the Company’s proxy statement. If a group of stockholders are aggregating their shares in order to meet the 3% ownership requirement, such ownership shall be determined by aggregating the lowest number of shares continuously owned by each such stockholder during the previous three years.

Maximum Number of Nominees

The maximum number of stockholder-nominated nominees will be equal to (i) 25% of the directors in office if the Board has nine or fewer directors in office at the time of nomination or (ii) 20% of the directors in office if the Board has 10 or more directors in office at the time of nomination. If the calculation does not result in a whole number in each case, the maximum number of stockholder-nominated nominees will be rounded down to the nearest whole number. Any (i) stockholder-nominated nominee for inclusion in the Company’s proxy materials pursuant to the proxy access provision whom the Board decides to nominate as a nominee for director, (ii) incumbent director who was previously nominated by a stockholder and elected as a director of the Company at a prior annual meeting pursuant to the proxy access provision and whom the Board decides to nominate for reelection or (iii) nominee nominated by stockholders pursuant to the advance notice bylaw provisions will not be counted against the maximum number of nominees that can be nominated by stockholders.

Selecting Nominees if the Number of Nominees Exceeds Maximum Number

Nominating stockholders are required to provide a list of their proposed nominees in rank order. If the number of stockholder-nominated nominees exceeds the maximum number of nominees that can be nominated by stockholders pursuant to the proxy access provision, the highest ranking qualified individual from the list proposed by each nominating stockholder, beginning with the nominating stockholder with the largest qualifying ownership and proceeding through the list of nominating stockholders in descending order of qualifying ownership, will be selected for inclusion in the proxy materials until the maximum number is reached.

Nominating Procedure

In order to provide adequate time to assess stockholder-nominated nominees, requests to include nominees in the Company’s proxy materials pursuant to the proxy access provision must be received not less than 120 days and not more than 150 days before the anniversary of the date that the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders.

Nominating Stockholder Information

Each stockholder seeking to include a director nominee in the Company’s proxy materials pursuant to the proxy access provision is required to provide certain information about itself, including:

•

Statements verifying the qualifying stock ownership as of the date of the submission and the record date for the annual meeting and an agreement to maintain qualifying ownership through the date of the meeting;

•	A copy of the Schedule 14N filed with the SEC;

•	If the stockholder is a Qualifying Fund, documentation satisfactory to the Company that demonstrates that the requirements for being a Qualifying Fund have been met; and

•	Certain information required by the advance notice provisions of the Company’s bylaws, including:

•	Name and address of the stockholder as well as the class or series and number of shares that are, directly or indirectly, owned or beneficially owned by the stockholder;

•

All information with respect to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such stockholder for election of its nominees; and

•	The information required to comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to director nominations.

In addition, each nominating stockholder is required to make certain representations and agreements regarding:

•	Lack of intent to effect a change of control;

•

Only participating in the solicitation of its nominee pursuant to the proxy access provision and not engaging or participating in other nominations, solicitations, or proxy contests or distributing any form of proxy for the annual meeting other than the form distributed by the Company;

•	Intent to maintain qualifying ownership through the meeting date (including whether it intends to maintain qualifying ownership after the meeting date);

•	Complying with solicitation rules and assuming liabilities related to and indemnifying the Company against losses arising out of the nomination; and

•	Accuracy and completeness of all information about the nominating stockholder provided to the Company and promptly notifying the Company of any changes or errors.

Stockholder-Nominated Nominee Information

Each nominating stockholder is also required to provide information and make representations and agreements regarding its nominees, which includes the information required by the advance notice provisions of the Company’s bylaws with respect to the nominee, as well as the following:

•

All information with respect to its nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to the Exchange Act;

•	The written consent of the nominee to being named in the proxy statement and serving as a director, if elected;

•

The written acknowledgment of the nominee that he or she, if elected, will comply with all of the Company’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Company policies and guidelines applicable to directors;

•

Disclosure of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships between the nominating stockholder and each nominee (including the nominee’s affiliates and associates);

•	Disclosure of all direct or indirect compensation arrangements and voting arrangements in connection with nominee’s service as a director; and

•	A written representation regarding the accuracy and completeness of all information about the nominee provided to the Company and agreement to promptly notify the Company of any changes or errors.

Disqualification of Stockholder-Nominated Nominees

A stockholder-nominated nominee will not be eligible for inclusion in the Company’s proxy materials if:

•	The nominee has been nominated on an opposing slate pursuant to the Company’s advance notice bylaw provisions;

•

The nominating stockholder who nominated him or her is engaging in or participating in soliciting for one or more nominees in support of the election of any individual as a director at the annual meeting other than the stockholder-nominated nominee or a nominee of the Board or distributing any form of proxy for the annual meeting other than the form distributed by the Company;

•	The nominee becomes a party to any direct or indirect compensatory arrangement in connection with his or her service as a director of the Company without prior disclosure to the Company;

•	The nominee becomes a party to any voting arrangement in connection with his or her service as a director of the Company without prior disclosure to the Company;

•	The nominee is not independent under applicable laws, rules or regulations;

•	The nominee’ election would cause the Company to violate its articles, bylaws or any applicable laws, rules or regulations;

•	The nominee has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914 within the past three years;

•	The nominee is or has been the subject of a pending criminal proceeding within the past 10 years;

•	The nominee is subject to any order of the type specified in Rule 506(d) of Regulation D, the so-called “Bad Actor” rules, promulgated under the Securities Act of 1933, as amended;

•	The nominee or the nominating stockholder who nominated him or her has provided false and misleading information to the Company; or

•	The nominee or the nominating stockholder who nominated him or her has breached any of their obligations under the Company’s bylaws.

Future Disqualification of Stockholder-Nominated Nominees

Stockholder-nominated nominees who are included in the Company’s proxy materials but subsequently (i) withdraw from or become ineligible for election at the meeting or (ii) do not receive at least 15% of the vote cast in the election will be ineligible for nomination for the next two years.

Supporting Statement

A nominating stockholder is permitted to include in the proxy statement a 500-word statement in support of its nominees. The Company may omit any information or statement that it, in good faith, believes would violate any applicable law or regulation.

The Board of Directors recommends a vote FOR approval of amendment of the bylaws to implement proxy access.

OTHER MATTERS

Neither the Company nor its directors intend to bring before the Annual Meeting any matter other than the election of the eight directors, the ratification of the Company’s independent public accounting firm, approval of the Company’s executive compensation, and approval of the Company’s bylaws to implement proxy access. Also, they have no present knowledge that any other matter will be presented by others for action at the meeting.

2017 STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals that are intended to be included in the Company’s proxy materials for the 2016 Annual Meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by the Corporate Secretary of the Company no later than December 29, 2016.

A stockholder that intends to present business at the 2017 Annual Meeting other than pursuant to Rule 14a-8, which may not be included in the Company’s proxy materials, must comply with the requirements set forth in the Company’s Bylaws. Among other things, a stockholder must give written notice of its intent to bring business before the 2017 Annual Meeting to the Company no later than March 11, 2017 and no earlier than February 9, 2017. However, if the date for the 2017 Annual Meeting is more than 30 calendar days prior to, or after, June 9, 2017 then such written notice must be received no later than the 90th day prior to the date of such meeting, or, if later, the tenth day following the day on which we announce the annual meeting date to the public. This written notice must contain specified information as set forth in the Company’s Bylaws.

You may recommend any person to be a director by writing to the Corporate Secretary of the Company. The period for submitting written notice nominating a director for the 2017 Annual Meeting is not earlier than the 120th day prior to the date of the 2017 Annual Meeting and not later than the 90th day prior to the date of the 2017 Annual Meeting, or, if later, the tenth day following the day on which we announce the annual meeting date to the public. This notice must include, among other things, the name, age, address, occupations and stockholdings of the proposed nominee.

To the extent permitted, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

MISCELLANEOUS

Copies of our code of business conduct and ethics entitled, “Ethics and Integrity Policy”, as well as the Corporate Governance Guidelines and charters of all standing Board committees, are available on our website at www.visteon.com, by contacting our Investor Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (734) 710-5793; or via email at bkrakowi@visteon.com.

Visteon’s Annual Report on Form 10-K for the year ended December 31, 2015 (and consolidated financial statements) is being made available to you with this Proxy Statement. Stockholders may obtain, at no charge, an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2015, including exhibits thereto, by contacting our Investor Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (734) 710-5793; or via email at bkrakowi@visteon.com. Our periodic and current reports, including our Annual Report on Form 10-K, and any amendments thereto, are also available through our internet website at www.visteon.com/investors.

The SEC has adopted rules that allow us to send a single copy of our Notice of Internet Availability of Proxy Materials or proxy solicitation and other required Annual Meeting materials to two or more stockholders sharing the same address. We may do this only if the stockholders at that address share the same last name or if we reasonably believe that the stockholders are members of the same family. If we are mailing a paper copy of our proxy materials, the rules require us to send each stockholder at the shared address a separate proxy card.

We believe this rule is beneficial to both our stockholders and to us. Our printing and postage costs are lowered anytime we eliminate duplicate mailings to the same household. However, stockholders at a shared address may revoke their consent to the householding program and receive a separate copy of these materials. If you have elected to receive paper copies of our proxy materials and want to receive a separate copy of these materials, please call Broadridge at (800) 579-1639. If you consented to the householding program and wish to revoke your consent for future years, simply call, toll free, (800) 579-1639, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you probably have multiple accounts with us and/or brokers, banks or other nominees. You should vote all of the shares represented by these proxy cards. Certain brokers, banks and nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your broker, bank or nominee for more information. Additionally, our transfer agent, Computershare Shareowner Services, can assist you if you want to consolidate multiple registered accounts existing in your name. To contact our transfer agent, write to Visteon Corporation, c/o Computershare, P.O. Box 43006, Providence, RI 02940-3006, or call (877) 881-5962.

APPENDIX A

Visteon Director Independence Guidelines

A director will be deemed “independent,” and to have no direct or indirect material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), if he/she meets all of the following criteria:

1. Has not been an employee of Visteon or its subsidiaries within the last three years.

2. Is not currently a partner or employee of Visteon’s internal or external auditor or a former partner or employee of Visteon’s internal or external auditor or was within the last three years (but is no longer) a partner or employee of Visteon’s internal or external auditor who personally worked on Visteon’s audit within that time.

3. Has not been employed by a company in which, concurrently with such employment, an executive officer of Visteon served on the compensation committee of such company within the last three years.

4. Has not received more than $100,000 per year in direct compensation from Visteon or its subsidiaries within the last three years, other than director or committee fees and pensions or other forms of deferred compensation for prior service (and not contingent on continued service).

5. Is not currently an executive officer or employee of a company that, within the past three years, has made payments to, or received payments from, Visteon or its subsidiaries for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year.

6. Has no immediate family member (1) who (i) has been employed by Visteon as an officer, (ii) is a current partner of Visteon’s internal or external auditor or a current employee of Visteon’s internal or external auditor who participates in the audit, assurance or tax compliance (but not tax planning) practice, (iii) is a former partner or employee of Visteon’s internal or external auditor who personally worked on Visteon’s audit within the last three years, (iv) has been employed as a an officer of another company where a Visteon executive officer served on the compensation committee of that company within the last three years, (v) received more than $100,000 per year in direct compensation from Visteon or its subsidiaries other than pensions or other forms of deferred compensation for prior service (and not contingent on continued service), or (vi) is currently an officer of a company that has made payments to, or received payments from, Visteon or its subsidiaries for property or services in an amount which, during any twelve month period, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year, in each case, within the last three years.

7. Is not currently an executive officer of a tax-exempt organization that has received, within the preceding three years, contributions from Visteon or its subsidiaries in any single fiscal year in excess of the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues for such year.

8. Does not have any other relationships with the Company or with members of senior management that the Board determines to be material.

March 9, 2005

(1)	A director’s immediate family shall include his or her spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law and anyone (other than domestic employees) who shares such director’s home.

A-1

APPENDIX B

AMENDED AND RESTATED

BYLAWS

OF

VISTEON CORPORATION

(hereinafter called the “Corporation”)

(As amended through [•], 2016)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, or solely by means of remote communication, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meetings. The annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. (a) Unless otherwise prescribed by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may be called only (i) by the Chairman of the Board of Directors, (ii) by the President, (iii) by the Board of Directors, pursuant to a resolution approved by the Board of Directors, or (iv) by the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 3 from stockholders of record who hold, in the aggregate, at least twenty (20) percent of the voting power of all shares of capital stock of the Corporation entitled generally to vote on the election of directors (without reference to any terms of any preferred stock providing for special voting rights or restrictions with respect to particular matters) then outstanding (the “Voting Stock”). Any stockholder seeking to call a special meeting of stockholders shall comply with the notice, administrative and other requirements of Section 9 of Article II in addition to the other requirements set forth in this Article II. The provisions set forth in this Section 3 may not be repealed or amended in any respect or in any manner, including by any merger or consolidation of the Corporation with any other corporation (other than a Non-Affiliated Transaction), unless the surviving corporation’s certificate of incorporation or bylaws contains a provision to the same effect as this Section 3, except by the affirmative vote of the holders of a majority of the Voting Stock, subject to the terms of any series of preferred stock that may at the time be outstanding. For the purpose of these Bylaws, a “Non-Affiliated Transaction” shall mean a merger or consolidation with a person or entity that is not an Affiliate (as such term is defined in Section 12b-2 of the Securities and Exchange Act of 1934, as amended) of the Corporation and which results in either (i) the Voting Stock of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the Voting Stock of the Corporation or such surviving, acquiring or resulting entity outstanding immediately after such transaction or (ii) a majority of the Corporation’s directors ceasing to be directors of the surviving, acquiring or resulting entity after the completion of such transaction.

Section 4. Notice of Meetings; Postponement or Cancellation. Written notice of a meeting of stockholders, stating the place, if any, day and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given, either personally or by mail, by the Corporation not less than ten (10) calendar days nor more than sixty (60) calendar days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such person’s address as it appears on the stock transfer books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (b) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. Only such business shall be conducted at a special meeting of stockholders of which notice (or any supplement thereto) shall have been given in accordance herewith. Any proper matter for stockholder action may be brought before any meeting of stockholders. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived in accordance with Section 2 of Article VI by those not present or not provided notice. Any meeting of the stockholders of the Corporation, other than a special meeting called at the request of holders of shares of the Corporation in accordance with Section 3 of this Article II, may be postponed or cancelled by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. A meeting of the stockholders called at the request of holders of shares in the Corporation in accordance with Section 3, may not be postponed or cancelled, except with the written consent of the holders of shares requesting such meeting.

Section 5. Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate, which rules and regulations shall not be inconsistent with the Certificate of Incorporation or these Bylaws. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants. If the Chairman of the Board of Directors (or, in his absence, the President) is unable to attend any meeting of stockholders (or if there be no Chairman of the Board of Directors (or, in his absence, the President)), the stockholders of the Corporation present in person or by proxy at such meeting shall appoint a chairman for such meeting.

Section 6. Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 7. Proxies. Any stockholder entitled to vote may do so in person or by his or her proxy appointed by an instrument in writing subscribed by such stockholder or by his or her attorney thereunto authorized, delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority:

(i) A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram or other electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 8. Voting.

(a) At all meetings of the stockholders at which a quorum is present, except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any other question brought before any meeting of stockholders (except with respect to the vote for the election of directors which shall be governed by Section 1 of Article III) shall be decided by the affirmative vote of the holders of a majority of the total number of votes of the capital stock present in person or represented by proxy and entitled to vote on such question, voting as a single class.

(b) The Board of Directors, in its discretion, or the chairman of the meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot, which may be deemed satisfied by a ballot submitted by electronic transmission.

Section 9. Nature of Business at Meetings of Stockholders.

(a) At any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the Board of Directors, (iii) properly brought before the meeting by a stockholder in accordance with Section 15 of Article III, or (iv) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 9 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 9 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act, and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clauses (iii) and (iv) shall be the exclusive means for a stockholder to propose business to be brought before any meeting of the stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2 or Section 15 of Article III and this Section 9 shall not be applicable to nominations except as expressly provided in Section 2 or Section 15 of Article III. Nominations pursuant to Section 15 of Article III may not be made in connection with a special meeting of stockholders.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 9. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such meeting was first made (such notice within such time periods, “Timely Notice”). Notwithstanding the preceding sentence, for purposes of determining whether a stockholder’s notice is Timely Noticed, for the annual meeting of stockholders in 2011, the stockholder’s notice must have been received no later than March 1, 2011. Subject to the information requirements of this Section 9, any special meeting called by stockholders pursuant to Section 3 shall be preceded by a notice of such stockholders to the Secretary, which shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days or more than one hundred twenty (120) days prior to the date specified in such notice for such special meeting. The date for such stockholder-called special meeting shall be as specified in such notice and the location shall be as determined by the Board of Directors. In no event shall any adjournment of a meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c)    To be in proper form for purposes of this Section 9, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, any information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clause are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(iii) As to each item of business that the stockholder proposes to bring before the meeting, (A) a reasonably brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and

(iv) As to each Proposing Person, a representation that such Proposing Person intends to appear in person or by proxy at the meeting to bring such business before the meeting.

For purposes of this Section 9, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before a meeting and (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the meeting is made.

(d) A stockholder providing notice of business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 9 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting except in accordance with this Section 9; provided, however, that once business has been properly brought before a meeting, nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of such business. The chairman of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 9, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted; provided, that any stockholder proposing to bring any such business before any such meeting is informed of any deficiency in such procedures as soon as practicable and given a reasonably opportunity to cure any such deficiency.

(f) This Section 9 is expressly intended to apply to any business proposed to be brought before any meeting of stockholders other than any proposal or nomination made pursuant to Rule 14a-8 under the Exchange Act or Section 15 of Article III (except as expressly provided therein). In addition to the requirements of this Section 9 with respect to any business proposed to be brought before a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 9 shall be deemed to affect the rights of stockholders to request inclusion of proposals or nominees in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or Section 15 of Article III (except as expressly provided therein).

(g) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(h) The provisions set forth in this Section 9 may not be repealed or amended in any respect or in any manner, including by any merger or consolidation of the Corporation with any other corporation (other than a Non-Affiliated Transaction), unless the surviving corporation’s certificate of incorporation or bylaws contains a provision to the same effect as this Section 9, except by the affirmative vote of the holders of a majority of the Voting Stock, subject to the terms of any series of preferred stock that may at the time be outstanding.

Section 10. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 11. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 12. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 13. Inspectors of Election. In advance of any meeting of stockholders, the Board by resolution or the Chairman or President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

ARTICLE III

DIRECTORS

Section 1. Number and Election of Directors.

(a) The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors; provided, however, that the number of directors initially shall be nine (9) and shall consist of the nine (9) individuals (such individuals comprising the “Initial Board”) selected pursuant to the Board Selection Term Sheet that is part of the Joint Plan of Reorganization of the Corporation confirmed by an order dated August 31, 2010, of the United States Bankruptcy Court for the District of Delaware (including any supplements thereto) (as may be amended, supplemented or otherwise modified from time to time, the “Plan”). To the extent that not all nine (9) members of the Initial Board are so selected prior to the effective date of the Plan, such resulting vacancies on the Initial Board shall be filled subsequent to the effective date of the Plan in accordance with the Board Selection Term Sheet. Except as provided in Section 1 or Section 3 of this Article III, directors shall be elected by the stockholders at the annual meeting of stockholders or at a special meeting of stockholders called for such purpose. Directors need not be stockholders.

(b) Each director on the Initial Board (and any directors elected to fill vacancies or newly created directorships following the effective date of the Plan and prior to the annual meeting of stockholders of the Corporation to be held in 2011) shall serve until the annual meeting of stockholders of the Corporation to be held in 2011 (which shall be held not later than June 30, 2011), subject to such director’s earlier death, resignation or removal. At each annual meeting of stockholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified.

(c) In an uncontested election of directors, a nominee director of the Corporation shall be elected if the number of votes cast “for” the nominee’s election exceed the number of votes cast “against” that nominee’s election excluding abstentions and withheld votes (“a majority vote”); provided, however, in a contested election, the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. For purposes of Section 1 of this Article III: (i) an “uncontested election” is an election in which the number of nominees for director is not greater than the number to be elected and (ii) a “contested election” is an election in which the number of nominees for director is greater than the number to be elected.

(d) Following any uncontested election, any incumbent director who was a nominee and who did not receive a majority vote, shall promptly tender his or her offer of resignation expressly contingent upon the Board of Directors’ acceptance to the Chairman of the Board of Directors for consideration by the Board of Directors. A recommendation on whether or not to accept such resignation offer shall be made by the Corporate Governance and Nominating Committee of the Corporation or any committee of independent directors subsequently constituted by the Board of Directors that has been delegated express responsibility of recommending nominees for director for appointment or election to the Board of Directors, or (1) if each member of such committee did not receive the required majority vote or (2) if no such committee has such authority, a majority of the Board of Directors shall appoint a special committee of independent directors for such purpose of making a recommendation to the Board of Directors (the “Nominating Committee”). If no independent directors received the required majority vote, the Board of Directors shall act on the resignation offers.

Any incumbent director who offers his or her resignation pursuant to Section 1 of this Article III will not participate in any discussions with or actions by either the Nominating Committee or the Board of Directors with respect to his or her own resignation offer, but will otherwise continue to serve as a director during this period.

Within 14 days following certification of the stockholder vote by the inspector of election, the Nominating Committee shall recommend to the Board of Directors the action to be taken with respect to such offer of resignation. Absent a determination by the Nominating Committee that, as a result of one or more of the following factors, a compelling reason exists for concluding that it is in the best interests of the Corporation for an unsuccessful incumbent to remain as a director, the Nominating Committee shall recommend to the Board of Directors that it accept that person’s resignation: (1) the overall composition of the Board, including whether accepting the resignation would cause the Corporation to fail to meet any applicable regulatory or stock exchange listing requirements (including, for example, board composition regarding independence or financial expertise qualifications); (2) whether the resignation would trigger defaults or other adverse consequences under material contracts or acceleration of change in control provisions or other rights in severance, employment or other compensation arrangements, or under other agreements entered into by the Corporation or the Corporation’s charter documents (including these Bylaws); (3) the stated reasons why stockholders cast votes “against” such directors election (and whether the issue has been cured); (4) the qualifications of the director whose resignation has been tendered; and (5) any reason similar to any of the foregoing.

The Board of Directors shall act on the Nominating Committee’s recommendation within thirty (30) days following certification of the stockholder vote and shall notify the director concerned of its decision. Absent a determination by the Board of Directors that, based on the factors considered by the Nominating Committee and any of the other factors set forth in the immediately preceding paragraph, a compelling reason exists for concluding that it is in the best interests of the Corporation for an unsuccessful incumbent to remain as a director, the Board of Directors shall accept that person’s resignation.

If any director’s resignation offer is not accepted by the Board of Directors, the Board of Directors shall, within four business days after reaching its decision, publicly disclose the decision, including a summary of the reasons for not accepting a resignation offer, by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication. Notwithstanding the foregoing, if the Board of Directors were to accept all of the offers of resignation then pending, resulting in the Corporation having fewer than three directors who were in office before the election, the Board of Directors may determine to extend such 30-day period by an additional 30 days upon the conclusion that such an extension is in the best interests of the Corporation. If no independent directors receive the required majority vote, the incumbent Board of Directors will nominate a new slate of directors and hold a special meeting for electing these nominees within 180 days following certification of the stockholder vote. In this circumstance, the incumbent Board of Directors will continue to serve until new directors are elected and qualified.

If any director’s resignation offer is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and his or her successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. If a director’s resignation offer is accepted by the Board of Directors pursuant to Section 1 of this Article III, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 3 of this Article III or may decrease the size of the Board pursuant to Section 1(a) of this Article III.

Section 2. Nomination of Directors.

(a) Except as provided in Section 15 of this Article III, nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or (ii) by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2 as to such nomination. Except as provided in Section 15 of this Article III, the foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

(b) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2. To be timely, a stockholder’s notice for nominations to be made at a meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such meeting and not later than the ninetieth (90th) day prior to such meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 9 of Article II) of the date of such meeting was first made. In no event shall any adjournment of a meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. Notwithstanding the foregoing, a Notice of Proxy Access Nomination (as defined in Section 15(f) of this Article III) must comply with the requirements of Section 15(f) of this Article III and must be delivered to, or mailed and received at, the principal executive offices of the Corporation within the time periods provided in Section 15(f) of this Article III.

(c) To be in proper form for purposes of this Section 2, a stockholder’s notice to the Secretary shall set forth the following:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 9(c)(i) of Article II, except that for purposes of this Section 2 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 9(c)(i) of Article II);

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 9(c)(ii) of Article II, except that for purposes of this Section 2 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 9(c)(ii) of Article II); and

(iii) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, (D) a description of all direct or indirect compensatory, payment or other financial agreements, arrangements or understandings between any person or entity other than the Corporation, one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand, in connection with such proposed nominee’s service as a director of the Corporation, (E) a description of all agreements, arrangements or understandings between any person or entity other than the Corporation, one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand, as to how such proposed nominee would vote or act on any issue or question as a director of the Corporation, and (F) a written acknowledgment of such proposed nominee that if elected as a director, he or she will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors.

For purposes of this Section 2, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting and (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made.

(d) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as often (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) Except as provided in Section 15 of this Article III, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2. The chairman of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded; provided, that any Nominating Person is informed of any deficiency in such nomination procedures as soon as practicable and given a reasonably opportunity to cure any such deficiency.

(f) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2) to the Secretary at the principal executive offices of the Corporation (i) a written consent to being named as a nominee and to serve as a director if elected and (ii) a written acknowledgment that if elected as a director, he or she will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors.

(g) In addition to the requirements of this Section 2 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(h) The provisions set forth in this Section 2 may not be repealed or amended in any respect or in any manner, including by any merger or consolidation of the Corporation with any other corporation (other than a Non-Affiliated Transaction), unless the surviving corporation’s certificate of incorporation or bylaws contains a provision to the same effect as this Section 2, except by the affirmative vote of the holders of a majority of the Voting Stock, subject to the terms of any series of preferred stock that may at the time be outstanding.

Section 3. Vacancies. Subject to the terms of any one or more classes or series of preferred stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors that is not filled by stockholders in accordance with Section 6 of this Article III may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Notwithstanding the foregoing, (i) any vacancies on the Initial Board occurring as of the effective date of the Plan shall be filled in accordance with the Board Selection Term Sheet and (ii) whenever the holders of any one or more class or classes or series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the Certificate of Incorporation.

Section 4. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 5. Organization. At each meeting of the Board of Directors, the Chairman of the Board of Directors, or, in his or her absence, a director chosen by a majority of the directors present, shall act as Chairman. The Secretary of the Corporation shall act as Secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as Secretary of the meeting.

Section 6. Resignations and Removals of Directors. Any director of the Corporation may resign at any time, by giving written notice to the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, with or without cause. Except as otherwise prohibited by laws, the stockholders may remove any director and fill any vacancy on the Board of Directors created by such removal; provided, that whenever any director shall have been elected by the holders of any class or series of stock of the Corporation voting separately as a class or series under the provisions of the Certificate of Incorporation, such director may be removed and the vacancy filled only by the holders of that class or series of stock. The provisions set forth in this Section 6 may not be repealed or amended in any respect or in any manner, including by any merger or consolidation of the Corporation with any other corporation (other than a Non-Affiliated Transaction), unless the surviving corporation’s certificate of incorporation or bylaws contains a provision to the same effect as this Section 6, except by the affirmative vote of the holders of a majority of the Voting Stock, subject to the terms of any series of preferred stock that may at the time be outstanding.

Section 7. Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors and, unless required by resolution of the Board of Directors, without notice. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Vice Chairman, if there be one, or any three (3) directors then in office. Upon request by the person or persons authorized to call a special meeting, the Secretary shall give any required notice for the meeting. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or any other form of electronic transmission consented to by the director on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 8. Quorum. Except as may be otherwise required by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 9. Actions of Board. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 10. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

Section 11. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 12. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary, or such other emoluments as the Board of Directors shall from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 14. Chairman of the Board of Directors. The Board of Directors shall elect a Chairman of the Board of Directors from among the members of the Board of Directors. The Board of Directors shall designate the Chairman as either a non-executive Chairman of the Board of Directors or, in accordance with the provisions of Article IV of these Bylaws, an executive Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors, and perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors. References in these Bylaws to the “Chairman of the Board of Directors” shall mean the non-executive Chairman of the Board of Directors or the executive Chairman of the Board of Directors, as designated by the Board of Directors in accordance herewith.

Section 15. Proxy Access.

(a) Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 15, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Required Information (as defined below), of any person or persons, as applicable, nominated for election (the “Stockholder Nominees”) to the Board of Directors by any single stockholder or a group of no more than twenty (20) stockholders that satisfies the requirements of Section 15(b) (the “Eligible Stockholder”), and who expressly elects at the time of providing the Notice of Proxy Access Nomination (as defined below) required by this Section 15 to have its nominee or nominees, as applicable, included in the Corporation’s proxy materials pursuant to this Section 15. Two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by a single employer or (iii) a “group of investment companies,” as such term is defined in the Investment Company Act of 1940, as amended (such funds together under each of (i), (ii) or (iii) comprising a “Qualifying Fund”), shall be treated as one stockholder for the purpose of determining the aggregate number of stockholders in this paragraph, and treated as one person for the purpose of determining “ownership” as defined in this Section 15, provided that each fund comprising a Qualifying Fund otherwise meets the requirements set forth in this Section 15. No person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 15.

(b) In order to make a nomination pursuant to this Section 15, an Eligible Stockholder must have owned the Required Ownership Percentage (as defined below) of the Corporation’s outstanding Voting Stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed and received by, the Secretary in accordance with this Section 15 and the record date for determining the stockholders entitled to vote at the annual meeting and must continue to own the Required Shares through the date of the annual meeting. For purposes of this Section 15, the “Required Ownership Percentage” is three percent (3%) or more, and the “Minimum Holding Period” is three (3) years.

(c) For purposes of this Section 15, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of Voting Stock of the Corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale, (y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding Voting Stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or affiliate. For purposes of this Section 15, a stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which (A) the stockholder has loaned such shares, provided that the stockholder has the power to recall such loaned shares on no more than five (5) business days’ notice, the stockholder recalls the loaned shares within five (5) business days of being notified that its Stockholder Nominee will be included in the Corporation’s proxy materials for the relevant annual meeting, and the stockholder holds the recalled shares through the annual meeting, or (B) the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Voting Stock of the Corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof. For purposes of this Section 15, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

(d) The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed (i) twenty five percent (25%) of the number of directors in office if the Board of Directors has nine (9) or less directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 15 (the “Final Proxy Access Nomination Date”), or (ii) twenty percent (20%) of the number of directors in office if the Board of Directors has ten (10) or more directors in office as of the Final Proxy Access Nomination Date, in each case of clause (i) or (ii), rounded down to the nearest whole number. In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Stockholder Nominees included in the Corporation’s proxy materials shall be calculated based on the number of directors in office as so reduced. Any individual (x) nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 15 whom the Board of Directors decides to nominate as a nominee for director or (y) who was previously nominated by an Eligible Stockholder and elected as a director of the Corporation at a prior annual meeting pursuant to this Section 15 and whom the Board of Directors decides to nominate as a nominee for reelection as a director at a subsequent annual meeting of stockholders will not be counted as one of the Stockholder Nominees for purposes of determining when the maximum number of Stockholder Nominees provided for in this Section 15 has been reached. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 15 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the total number of Stockholder Nominees submitted by all Eligible Stockholders pursuant to this Section 15 exceeds the maximum number of nominees provided for in this Section 15. In the event that the number of Stockholder Nominees submitted by all Eligible Stockholders pursuant to this Section 15 exceeds the maximum number of nominees provided for in this Section 15, the highest ranking Stockholder Nominee who meets the requirements of this Section 15 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of Voting Stock of the Corporation that each Eligible Stockholder disclosed as owned in its respective Notice of Proxy Access Nomination submitted to the Corporation. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 15 from each Eligible Stockholder has been selected, this process will continue as many times as necessary, following the same order each time, until the maximum number is reached. Notwithstanding anything to the contrary contained in this Section 15, if the Corporation receives from an Eligible Stockholder a Notice of Proxy Access Nomination pursuant to this Section 15 in connection with an annual meeting, such Eligible Stockholder shall not be entitled to nominate any person for election to the Board of Directors for such annual meeting pursuant to Section 2 of this Article III.

(e) Whenever the Eligible Stockholder consists of a group of stockholders, (i) each provision in this Section 15 that requires the Eligible Stockholder to provide any written statements (other than the Supporting Statement (as defined below)), representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each stockholder that is a member of such group to provide such statements (other than the Supporting Statement), representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition) and (ii) the Notice of Proxy Access Nomination must designate one member of the group for purposes of receiving communications, notices and inquiries from the Corporation and otherwise authorize such member to act on behalf of each member of the group with respect to the nomination under this Section 15. Whenever the Eligible Stockholder consists of a group of stockholders aggregating their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition, (x) such ownership shall be determined by aggregating the lowest number of shares continuously owned (as defined in Section 15(c) of this Article III) by each such stockholder during the Minimum Holding Period and (y) the Notice of

Proxy Access Nomination must indicate, for each such stockholder, such lowest number of shares continuously owned by such stockholder during the Minimum Holding Period. For the avoidance of doubt, a stockholder may withdraw from a group of stockholders at any time prior to the annual meeting of stockholders and if, as a result of such withdrawal, the Eligible Stockholder no longer owns the Required Shares, the nomination shall be disregarded as provided in Section 15(h) of this Article III.

(f) (i) For purposes of this Section 15, the “Required Information” that the Corporation will include in its proxy statement is the information provided to the Secretary concerning the Stockholder Nominees and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and, if the Eligible Stockholder so elects, a written statement, not to exceed 500 words, in support of the Stockholder Nominees’ candidacy (the “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Stockholder (including any group of stockholders together constituting an Eligible Stockholder) in support of its Stockholder Nominees. Notwithstanding anything to the contrary contained in this Section 15, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

(ii) To be timely for purposes of this Section 15, an Eligible Stockholder’s notice of Stockholder Nominees for inclusion in the Corporation’s proxy materials (the “Notice of Proxy Access Nomination”) must be addressed to the Secretary and delivered to, or mailed and received at, the principal executive offices of the Corporation not less than one hundred twenty (120) days and not more than one hundred fifty (150) days prior to the one-year anniversary date of the date (as specified in the Corporation’s proxy materials for the preceding year’s annual meeting of stockholders) on which the Corporation first mailed its proxy materials for its immediately preceding year’s annual meeting of stockholders. In no event shall any adjournment or postponement of an annual meeting of stockholders or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination as described above.

(iii) An Eligible Stockholder must provide the following information in the Notice of Proxy Access Nomination:

(A) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed and received by, the Secretary, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and such intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date for the annual meeting;

(B) a copy of the Schedule 14N filed by or on behalf of the Eligible Stockholder with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(C) the information, representations and agreements that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 2(c), Section 2(d) and Section 2(g) of this Article III (except that for purposes of this Section 15, the term “Eligible Stockholder” shall be substituted for the term “Nominating Person” in all places it appears in such Sections);

(D) in the event that the Eligible Stockholder is a Qualifying Fund (or in case of a group, involves a Qualifying Fund), documentation satisfactory to the Corporation that demonstrates that the funds comprising the Qualifying Fund are (1) under common management and investment control, (2) under common management and funded primarily by a single employer or (3) a “group of investment companies,” as such term is defined in the Investment Company Act of 1940, as amended;

(E) a representation that the Eligible Stockholder (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominees, (3) presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting (including a statement as to the Eligible Stockholder’s then-current intentions with respect to holding or disposing of the Required Shares following the annual meeting), (4) has not engaged and will not engage in a, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominees or a nominee of the Board of Directors, (5) will not distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the Corporation, (6) agrees to comply with all applicable laws and regulations applicable to the use, if any, of soliciting material, and (7) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(F) an undertaking that the Eligible Stockholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation and (2) indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers, employees and representatives individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 15.

(iv) In the event that any information or communications provided by the Eligible Stockholder or any Stockholder Nominees to the Corporation or its stockholders ceases to be true and correct in any material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of any defect in such previously provided information and of the information that is required to correct any such defect.

(g) The Corporation shall not be required to include, pursuant to this Section 15, a Stockholder Nominee in its proxy materials for any annual meeting of stockholders (i) for which the Secretary receives a notice that a stockholder has nominated such Stockholder Nominee for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 2(b) of this Article III, (ii) if the Eligible Stockholder that has nominated such Stockholder Nominee has engaged in or is currently engaged in a, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominees or a nominee of the Board of Directors, (iii) if the Stockholder Nominee is or becomes a party to any direct or indirect compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, or is receiving or will receive any such direct or indirect compensation or other payment from any person or entity other than the Corporation, in each case, in connection with his or her service as a director of the Corporation that has not been disclosed to the Corporation prior to entering into any such agreement, arrangement or understanding, (iv) if the Stockholder Nominee is or becomes a party to any agreement, arrangement or understanding with any person or entity as to how the Stockholder Nominee would vote or act on any issue or question as a director of the Corporation, (v) who is not independent under the listing standards of each principal U.S. exchange upon which the capital stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors, in each case as determined by the Board of Directors, (vi) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchanges upon which the capital stock of the Corporation is listed, or any applicable state or federal law, rule or regulation, (vii) who is or has been, within the past three (3) years, an officer or director of a “competitor,” as defined in Section 8 of the Clayton Antitrust Act of 1914, (viii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (ix) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, (x) if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof, or (xi) the applicable Eligible Stockholder or Stockholder Nominee fails to comply with its respective obligations and agreements pursuant to this Section 15.

(h) Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chairman of the annual meeting shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if (i) the applicable Stockholder Nominees or the Eligible Stockholder shall have breached its respective obligations and agreements under this Section 15, as determined by the Board of Directors or such chairman, (ii) the Eligible Stockholder (or a qualified representative thereof) does not appear at the annual meeting of stockholders to present any nomination pursuant to this Section 15, or (iii) the Eligible Stockholder withdraws its nomination or the applicable Stockholder Nominee is not willing to serve on the Board of Directors.

(i) Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting or (ii) does not receive at least fifteen percent (15%) of the votes cast in favor of such Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 15 for the next two (2) annual meetings. For the avoidance of doubt, the immediately preceding sentence shall not prevent any stockholder from nominating any such ineligible Stockholder Nominee for election to the Board of Directors at either of the next two (2) annual meetings pursuant to and in accordance with Section 2 of this Article III.

(j) This Section 15 shall be the exclusive method for stockholders to include nominees for director in the Corporation’s proxy materials.

ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2. Election. The Board of Directors at its meeting held on the date of each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Executive Chairman of the Board of Directors. If the Board of Directors so designates the Chairman of the Board of Directors as an executive Chairman of the Board of Directors, then such person shall be an officer of the Corporation and shall have, in addition to the duties set forth in Section 14 of Article III of these Bylaws, such powers and authority as determined by the Board of Directors.

Section 5. President. The President shall, subject to the control of the Board of Directors and, if there be one, the executive Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

Section 6. Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act (and if there be no executive Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no executive Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under control of the Treasurer belonging to the Corporation.

Section 9. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the

Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer’s disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under control of the Assistant Treasurer belonging to the Corporation.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 1. Uncertificated Stock; Form of Certificates. Except as otherwise provided in a resolution approved by the Board of Directors, all shares of stock of the Corporation issued after the date hereof shall be uncertificated shares of stock. In the event the Board of Directors elects to provide in a resolution that certificates shall be issued to represent any shares of stock of the Corporation, every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder of stock in the Corporation.

Section 2. Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Destroyed, Stolen or Mutilated Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or on the books of the Corporation (in the case of uncertificated stock) or by such person’s attorney lawfully constituted in writing. No transfer of stock of the Corporation shall be valid until such transfer has been entered on the books of the Corporation by an entry showing from and to whom such stock is transferred, and (i) if the stock is certificated, the transfer shall not be valid until and upon the surrender of the certificate, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, to the Corporation or the transfer agent of the Corporation and cancellation of the certificate representing the same or (ii) if the stock is uncertificated, the transfer shall not be valid unless accompanied by a duly executed stock transfer power or other proper transfer instructions from the registered owner of such uncertificated shares of stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares of stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall cancel the old certificate and issue a new certificate, if the stock is to be certificated, to the person or persons entitled thereto, unless such person or persons requests, in writing to the Corporation or the transfer agent, that such shares be uncertificated.

Section 5. Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally, by facsimile or by any other form of electronic transmission consented to by the director or stockholder to whom the notice is given, in accordance with applicable law. Notice to directors may also be given by telephone. Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice given by the Corporation under any provision of applicable law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within sixty (60) days of having been given written notice by the Corporation of its intention to send the single notice permitted under this Section 1 of Article VI, shall be deemed to have consented to receiving such single written notice.

Section 2. Waivers of Notice.

(a) Except as otherwise specifically permitted by these Bylaws, whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, present by person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

(b) Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Bylaws.

ARTICLE VII

GENERAL PROVISIONS

Section 1. Dividends. Subject to the requirements of the GCL and the provisions of the Certificate of Incorporation, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors, and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 5. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

ARTICLE VIII

INDEMNIFICATION

Section 1. Power to Indemnify in Actions, Suits or Proceedings Other than Those by or in the Right of the Corporation.

(a) Subject to Section 3 of this Article VIII, the Corporation, to the fullest extent permitted and in the manner required, by the laws of the State of Delaware as in effect from time to time shall indemnify in accordance with the following provisions of this Article VIII, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, executive or managerial employee of the Corporation, or is or was serving at the request of, or to serve the interests of, the Corporation as a director, officer, partner, member, trustee, fiduciary, executive, managerial employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, including any charitable or not for profit public service organization or trade association (an “Affiliated Entity”), against expenses (including attorneys’ fees and disbursements), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; provided, however, that the Corporation shall not be obligated to indemnify against any amount paid in settlement unless the Corporation has consented to such settlement. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b) The Corporation may indemnify any employee or agent of the Corporation in the manner and to the same or a lesser extent that it shall indemnify any director, officer, executive or managerial employee under Section 1(a) of this Article VIII.

Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.

(a) Subject to Section 3 of this Article VIII, the Corporation, to the fullest extent permitted and in the manner required, by the laws of the State of Delaware as in effect from time to time shall indemnify in accordance with the following provisions of this Article VIII, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, executive or managerial employee of the Corporation, or is or was serving at the request of, or to serve the interests of, the Corporation as a director, officer, partner, member, trustee, fiduciary, executive, managerial employee or agent of an Affiliated Entity against expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by such person in connection with such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(b) The Corporation may indemnify any employee or agent of the Corporation in the manner and to the same or a lesser extent that it shall indemnify any director, officer, executive or managerial employee under Section 2(a) of this Article VIII.

Section 3. Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or by majority vote of the members of a committee of the Board of Directors composed of at least three (3) members each of whom is not a party to such action, suit or proceeding; (b) if there are no such directors, or if such committee is not established or obtainable, or if such directors so direct, by independent legal counsel in a written opinion; or (c) by the stockholders. To the extent, however, that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 1 or Section 2 of this Article VIII, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4. Good Faith Defined. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or an Affiliated Entity, or on information supplied to such person by the officers of the Corporation or an Affiliated Entity in the course of their duties, or on the advice of legal counsel for the Corporation or an Affiliated Entity or on information or records given or reports made to the Corporation or an Affiliated Entity by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or an Affiliated Entity. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be.

Section 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, executive or managerial employee may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, executive or managerial employee is proper in the circumstances because such person has met the applicable standards of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, executive or managerial employee seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, executive or managerial employee seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 6. Expenses Payable in Advance. Expenses incurred by a director, officer, executive or managerial employee in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, executive or managerial employee to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

Section 7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the GCL, or otherwise.

Section 8. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or of another corporation or a partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

Section 9. Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, executives and managerial employees, so that any person who is or was a director, officer, executive or managerial employee of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, executive or managerial employee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, including any charitable or not for profit public service or organization or trade association, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, executive, managerial employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, executive, managerial employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11. Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director, officer or employee (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

Section 12. Indemnification of Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to other employees and agents of the Corporation similar to those conferred in this Article VIII to directors, officers, executives and managerial employees of the Corporation.

ARTICLE IX

AMENDMENTS

Section 1. Amendments. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the Board of Directors or by the stockholders as provided in these Bylaws, the Certificate of Incorporation or the GCL; provided, however, that in addition to any other vote of stockholders (if any) required by law and notwithstanding that a lower vote (or no vote) of stockholders would otherwise be required, if any provision of these Bylaws requires a particular vote of stockholders in order to take the action specified in such provision, then such vote of stockholders shall be required in order to amend, alter, change or repeal any provision inconsistent with such provision of these Bylaws.

Section 2. Entire Board of Directors. As used in this Article IX and in these Bylaws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

APPENDIX C

Directions to Grace Lake Lodge

Traveling West via I-94 or from Detroit Metropolitan Airport (DTW):

•	Take I-275 North
•	Exit at Ecorse Rd. (Exit 20). The exit is north of I-94 and south of Michigan Ave.
•	Turn right (east) at Ecorse Rd.
•	Grace Lake Corporate Center is on the right, approx. 1/4 mile from the exit

Traveling East via I-94:

•	Exit at Haggerty Rd. (north)
•	Take Haggerty Rd., approx. 2 miles, to Ecorse Rd. and turn right (east)
•	Grace Lake Corporate Center is on the right, approx. 1 mile

Traveling North or South via I-275:

•	Exit at Ecorse Rd. (Exit 20). The exit is north of I-94 and south of Michigan Ave.
•	From the North: turn left (east) at Ecorse Rd.
•	From the South: turn right (east) at Ecorse Rd.
•	Grace Lake Corporate Center is on the right, approx. 1/4 mile from the exit

Entering Grace Lake Lodge:

•	Follow the signs to Grace Lake Lodge located on South side of campus

C-1

This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used.

VISTEON CORPORATION

ONE VILLAGE CENTER DRIVE

VAN BUREN TOWNSHIP, MI 48111

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E06245-P78429	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTEON CORPORATION
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Jeffrey D. Jones	☐	☐	☐

	1b. Sachin S. Lawande	☐	☐	☐

	1c. Joanne M. Maguire	☐	☐	☐

	1d. Robert J. Manzo	☐	☐	☐

	1e. Francis M. Scricco	☐	☐	☐

	1f. David L. Treadwell	☐	☐	☐

	1g. Harry J. Wilson	☐	☐	☐

	1h. Rouzbeh Yassini-Fard	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016.	☐	☐	☐

3.	Provide advisory approval of the Company’s executive compensation.	☐	☐	☐

4.	Approve amendment of bylaws to implement proxy access.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS

June 9, 2016, 11:00 a.m. Eastern Daylight Time

Grace Lake Lodge

40300 Tyler Road

Van Buren Township, Michigan

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

If you plan to attend the meeting in person, please register and print an admission ticket in advance at www.proxyvote.com,

following the instructions set forth in the Annual Meeting Proxy Statement.

You will need the 16-digit control number printed on the other side of this proxy card.

Questions? Please contact us at 1-734-710-5793

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —  — —

E06246-P78429

VISTEON CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

June 9, 2016, 11:00 a.m. Eastern Daylight Time

Grace Lake Lodge

40300 Tyler Road

Van Buren Township, Michigan

VISTEON CORPORATION

ONE VILLAGE CENTER DRIVE

VAN BUREN TOWNSHIP, MI 48111

TO THE STOCKHOLDERS OF VISTEON CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of VISTEON CORPORATION, a Delaware corporation (the “Company”), will be held on June 9, 2016, at 11:00 a.m. Eastern Daylight Time at Grace Lake Lodge, 40300 Tyler Road, Van Buren Township, Michigan for the purposes stated on the reverse. By signing the proxy, you revoke all prior proxies and appoint Brett D. Pynnonen and Heidi A. Sepanik, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters that may come before the annual meeting and all adjournments or postponements thereof.

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible. In order to ensure your representation at the meeting, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if these shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors has fixed the close of business on April 15, 2016, as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(See reverse for voting instructions)